File Nos. 33-35604
                                                                        811-6126

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                 [X ]


      Pre-Effective Amendment No.                                       [  ]



      Post-Effective Amendment No. 11                                   [X ]


                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940         [X ]


      Amendment No. 11                                                  [X ]


                       (Check appropriate box or boxes.)


               DREYFUS PENNSYLVANIA MUNICIPAL MONEY MARKET FUND
              (Exact Name of Registrant as Specified in Charter)

           c/o The Dreyfus Corporation
           200 Park Avenue, New York, New York      10166
           (Address of Principal Executive Offices) (Zip Code)

      Registrant's Telephone Number, including Area Code: (212) 922-6000

                              Mark N. Jacobs, Esq.
                                 200 Park Avenue
                            New York, New York 10166
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)


           immediately upon filing pursuant to paragraph (b)
      ----
        X  on February 1, 2000 pursuant to paragraph (b)
      ---
           60 days after filing pursuant to paragraph (a)(i)
      ----
           on   (date)   pursuant to paragraph (a)(i)
      ----
           75 days after filing pursuant to paragraph (a)(ii)
      ----

           on   (date)   pursuant to paragraph (a)(ii) of Rule 485

      ----

If appropriate, check the following box:

           this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
      ----


Dreyfus Pennsylvania Municipal Money Market Fund

Investing in short-term, high quality municipal obligations for current income exempt from federal and Pennsylvania state income taxes


PROSPECTUS February 1, 2000


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                 Contents

                                  THE FUND
----------------------------------------------------

                             2    Goal/Approach

                             3    Main Risks

                             4    Past Performance

                             5    Expenses

                             6    Management

                             7    Financial Highlights

                                  YOUR INVESTMENT
--------------------------------------------------------------------

                             8    Account Policies

                            11    Distributions and Taxes

                            12    Services for Fund Investors

                            14    Instructions for Regular Accounts

                                  FOR MORE INFORMATION
-------------------------------------------------------------------------------

                                  Back Cover

What every investor should know about the fund

Information for managing your fund account

Where to learn more about this and other Dreyfus funds

The Fund

Dreyfus Pennsylvania Municipal  Money Market Fund
--------------------------------

Ticker Symbol: DPAXX

GOAL/APPROACH

The fund seeks as high a level of current income exempt from federal and Pennsylvania state income taxes as is consistent with the preservation of capital and the maintenance of liquidity. As a money market fund, the fund is subject to maturity, quality and diversification requirements designed to help it maintain a stable share price.


To pursue this goal, the fund normally invests substantially all of its assets in short-term municipal obligations that provide income exempt from federal and Pennsylvania state income taxes. When the fund manager believes that acceptable Pennsylvania municipal obligations are unavailable for investment, the fund may invest in securities that may be subject to Pennsylvania state income tax, but are free from federal income tax.

Municipal obligations are typically of two types:


* GENERAL OBLIGATION BONDS, which are secured by the full faith and credit of the issuer and its taxing power

* REVENUE BONDS, which are payable from the revenues derived from a specific revenue source, such as charges for water and sewer service or highway tolls

Although the fund's objective is to generate income exempt from federal and Pennsylvania state income taxes, interest from some of its holdings may be subject to the federal alternative minimum tax. In addition, the fund occasionally may invest in high quality taxable money market instruments.

MORE INFORMATION ON THE FUND CAN BE FOUND IN THE CURRENT ANNUAL/SEMIANNUAL REPORT (SEE BACK COVER).

Concepts to understand

MONEY MARKET FUND: a specific type of fund that seeks to maintain a $1.00 price per share. Money market funds are subject to strict federal requirements and must:

* maintain an average dollar-weighted portfolio maturity of 90 days or less

* buy individual securities that have remaining maturities of 13 months or less

*    invest only in high quality, dollar-denominated obligations





<PAGE 2>

MAIN RISKS


The fund's yield will fluctuate as market conditions and interest rates change and as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.


An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

While the fund has maintained a constant share price since inception, and will continue to try to do so, the following factors could reduce the fund's income level and/or share price:

* interest rates could rise sharply, causing the fund's share price to drop

* Pennsylvania's economy and revenues underlying its municipal obligations may decline


* the fund's portfolio securities may be more sensitive to risks that are specific to investing primarily in a single state


* any of the fund's holdings could have its credit rating downgraded or could default


The fund is non-diversified, which means that a relatively high percentage of the fund's assets may be invested in a limited number of issuers. Therefore, its performance may be more vulnerable to changes in the market value of a single issuer or a group of issuers.


Concepts to understand

CREDIT RATING: a measure of the issuer's expected ability to make all required interest and principal payments in a timely manner.

An issuer with the highest credit rating has a very strong degree of certainty (or safety) with respect to making all payments. An issuer with the second-highest credit rating still has a strong capacity to make all payments, although the degree of safety is somewhat less.

Generally, the fund is required to invest at least 95% of its assets in the securities of issuers with the highest credit rating or the unrated equivalent as determined by Dreyfus, with the remainder invested in securities with the second-highest credit rating.

The Fund



<PAGE 3>

PAST PERFORMANCE

The tables below show some of the risks of investing in the fund. The first table shows the changes in the fund's performance from year to year. The second table averages the fund's performance over time. Both tables assume reinvestment of dividends. Of course, past performance is no guarantee of future results.
                        --------------------------------------------------------

Year-by-year total return AS OF 12/31 EACH YEAR (%)


        4.74    2.98    2.37    2.81    3.48    2.94    3.07    2.95    2.66
90      91      92      93      94      95      96      97      98      99


BEST QUARTER:                                 Q1 '91         +1.20%

WORST QUARTER:                                Q1 '94         +0.54%
                        --------------------------------------------------------

Average annual total return AS OF 12/31/99

                                                    Since
                                                  inception

1 Year                       5 Years              (7/16/90)
----------------------------------------------------------------------


2.66%                         3.02%                 3.27%

The fund's 7-day yield on 12/31/99 was 3.70%. For the fund's current yield, call toll-free 1-800-645-6561.



What this fund is -- and isn't

This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.







<PAGE 4>

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below. Annual fund operating expenses are paid out of fund assets, so their effect is included in the share price. The fund has no sales charge (load) or Rule 12b-1 distribution fees.
                        --------------------------------------------------------

Fee table

ANNUAL FUND OPERATING EXPENSES

% OF AVERAGE DAILY NET ASSETS

Management fees                                                           0.50%


Shareholder services fee                                                  0.03%

Other expenses                                                            0.12%
                        --------------------------------------------------------


TOTAL                                                                     0.65%
                        --------------------------------------------------------

Expense example

1 Year                                 3 Years                     5 Years                            10 Years

--------------------------------------------------------------------------------------------------------------------




This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

Concepts to understand

MANAGEMENT FEE: the fee paid to Dreyfus for managing the fund's portfolio and assisting in all aspects of the fund's operations.

SHAREHOLDER SERVICES FEE: a fee of up to 0.25% used to reimburse Dreyfus Service Corporation for shareholder account service and maintenance.

OTHER EXPENSES: fees paid by the fund for miscellaneous items such as transfer agency, custody, professional and registration fees.

The Fund





<PAGE 5>

MANAGEMENT


The investment adviser for the fund is The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages more than $120 billion in over 160 mutual fund portfolios. For the past fiscal year, the fund paid Dreyfus a management fee at the annual rate of 0.50% of the fund's average daily net assets. Dreyfus is the primary mutual fund business of Mellon Financial Corporation, a global financial services company with approximately $2.5 trillion of assets under management, administration or custody, including approximately $450 billion under management. Mellon provides wealth management, global investment services and a comprehensive array of banking services for individuals, businesses and institutions. Mellon is headquartered in Pittsburgh, Pennsylvania.


Dreyfus has a personal securities trading policy (the "Policy") which restricts the personal securities transactions of its employees. Its primary purpose is to ensure that personal trading by Dreyfus employees does not disadvantage any Dreyfus-managed fund. Dreyfus portfolio managers and other investment personnel who comply with the Policy's preclearance and disclosure procedures may be permitted to purchase, sell or hold certain types of securities which also may be or are held in the fund(s) they advise.


Concepts to understand

YEAR 2000 ISSUES: the fund could be adversely affected if the computer systems used by Dreyfus and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000.

Dreyfus has taken steps designed to avoid year 2000-related problems in its systems and to monitor the readiness of other service providers. In addition, issuers of securities in which the fund invests may be adversely affected by year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.





<PAGE 6>

FINANCIAL HIGHLIGHTS

This table describes the fund's performance for the fiscal periods indicated.
"Total return" shows how much your investment in the fund would have increased
(or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young
LLP, whose report, along with the fund's financial statements, is included in the annual report.

                                                                                   YEAR ENDED SEPTEMBER 30,


                                                              1999           1998           1997            1996           1995
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

Net asset value,
beginning of period                                            1.00           1.00            1.00           1.00           1.00

Investment operations:

      Investment income -- net                                 .026           .030            .030           .030           .034

Distributions:

      Dividends from investment
      income -- net                                          (.026)         (.030)          (.030)         (.030)         (.034)

Net asset value, end of period                                 1.00           1.00            1.00           1.00           1.00

Total return (%)                                               2.60           3.05            3.03           3.04           3.50
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Ratio of expenses
to average net assets (%)                                       .65            .65             .66            .68            .42

Ratio of net investment income
to average net assets (%)                                      2.57           3.01            2.99           3.00           3.45

Decrease reflected in above
expense ratios due to
actions by Dreyfus (%)                                             --             --              --            .01            .27
------------------------------------------------------------------------------------------------------------------------------------

Net assets, end of period ($ x 1,000)                       103,298        126,798         131,051        151,918        142,731



The Fund



<PAGE 7>

Your Investment

ACCOUNT POLICIES

Buying shares

YOU PAY NO SALES CHARGES to invest in this fund. Your price for fund shares is the fund's net asset value per share (NAV), which is generally calculated as of 12:00 noon Eastern time on every day the New York Stock Exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. The fund's portfolio securities are valued at amortized cost, which does not take into account unrealized gains or losses. As a result, portfolio securities are valued at their acquisition cost, adjusted for discounts or premiums reflected in their purchase price. This method of valuation is designed for the fund to be able to price its shares at $1.00 per share. Because the fund seeks tax-exempt income, it is not recommended for purchase in IRAs or other qualified retirement plans.
                        --------------------------------------------------------

Minimum investments

                                                Initial      Additional
--------------------------------------------------------------------------------

REGULAR ACCOUNTS                                $2,500       $100
                                                             $500 FOR
                                                             TELETRANSFER
                                                             INVESTMENTS

DREYFUS AUTOMATIC                               $100         $100
INVESTMENT PLANS

All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. Maximum TeleTransfer purchase is $150,000 per day.


Concepts to understand

NET ASSET VALUE (NAV): a mutual fund's share price on a given day. A fund's NAV is calculated by dividing the value of its net assets by the number of existing shares.







<PAGE 8>

Selling shares

YOU MAY SELL (REDEEM) SHARES AT ANY TIME. Your shares will be sold at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.

BEFORE SELLING OR WRITING A CHECK for recently purchased shares, please note that if the fund has not yet collected payment for the shares you are selling, it may delay sending the proceeds for up to eight business days or until it has collected payment.
                        --------------------------------------------------------

Limitations on selling shares by phone

Proceeds
sent by                                   Minimum       Maximum
-------------------------------------------------------------------------------


CHECK                                     NO MINIMUM    $250,000 PER DAY

WIRE                                      $1,000        $500,000 FOR JOINT
                                                        ACCOUNTS
                                                        EVERY 30 DAYS

TELETRANSFER                              $500          $500,000 FOR JOINT
                                                        ACCOUNTS
                                                        EVERY 30 DAYS



Written sell orders

Some circumstances require written sell orders along with signature guarantees. These include:


* amounts of $10,000 or more on accounts whose address has been changed within the last 30 days


*   requests to send the proceeds to a different  payee or address

Written sell orders of $100,000 or more must also be signature guaranteed.

A SIGNATURE GUARANTEE helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.

Your Investment



<PAGE 9>

ACCOUNT POLICIES (CONTINUED)

General policies

UNLESS YOU DECLINE TELEPHONE PRIVILEGES on your application, you may be responsible for any fraudulent telephone order as long as Dreyfus takes reasonable measures to verify the order.

THE FUND RESERVES THE RIGHT TO:

                        * change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions

*        change its minimum investment amounts

* delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions)

The fund also reserves the right to make a "redemption in kind" -- payment in portfolio securities rather than cash -- if the amount you are redeeming is large enough to affect fund operations (for example, if it represents more than 1% of the fund's assets).

Small account policies

To offset the relatively higher costs of servicing smaller accounts, the fund charges regular accounts with balances below $2,000 an annual fee of $12. The fee will be imposed during the fourth quarter of each calendar year.

The fee will be waived for: any investor whose aggregate Dreyfus mutual fund investments total at least $25,000; IRA accounts; accounts participating in automatic investment programs; and accounts opened through a financial institution.

If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 30 days, the fund may close your account and send you the proceeds.


<PAGE 10>


DISTRIBUTIONS AND TAXES

THE FUND USUALLY PAYS ITS SHAREHOLDERS DIVIDENDS from its net investment income once a month, and distributes any net securities gains it has realized once a year. Your distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.


THE FUND ANTICIPATES THAT VIRTUALLY ALL OF ITS DIVIDENDS will be exempt from federal and Pennsylvania state income taxes. However, any dividends from taxable investments and any capital gain distributions are taxable as ordinary income or capital gains, whether or not you reinvested them. The tax status of any distribution is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

The tax status of your dividends and distributions will be detailed in your annual tax statement from the fund.


Because everyone's tax situation is unique, always consult your tax professional about federal, state and local tax consequences.


Concepts to understand

DIVIDENDS AND DISTRIBUTIONS: income or interest paid by the fund's portfolio investments and passed on to fund shareholders, net of expenses. These are calculated on a per-share basis: each share earns the same rate of return, so the more fund shares you own, the higher your distribution.

Your Investment



<PAGE 11>

SERVICES FOR FUND INVESTORS

Automatic services

BUYING OR SELLING SHARES AUTOMATICALLY is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You can set up most of these services with your application or by calling 1-800-645-6561.
                        --------------------------------------------------------

For investing

DREYFUS AUTOMATIC                             For making automatic investments
ASSET BUILDER((reg.tm))                       from a designated bank account.

DREYFUS PAYROLL                               For making automatic investments
SAVINGS PLAN                                  through a payroll deduction.

DREYFUS GOVERNMENT                            For making automatic investments
DIRECT DEPOSIT                                from your federal employment,
PRIVILEGE                                     Social Security or other regular
                                              federal government check.

DREYFUS DIVIDEND                              For automatically reinvesting the
SWEEP                                         dividends and distributions from
                                              one Dreyfus fund into another
                                              (not available for IRAs).
                        --------------------------------------------------------

For exchanging shares

DREYFUS AUTO-                                 For making regular exchanges
EXCHANGE PRIVILEGE                            from one Dreyfus fund into
                                              another.
                        --------------------------------------------------------

For selling shares

DREYFUS AUTOMATIC                             For making regular withdrawals
WITHDRAWAL PLAN                               from most Dreyfus funds.


Dreyfus Financial Centers

Through a nationwide network of Dreyfus Financial Centers, Dreyfus offers a full array of investment services and products. This includes information on mutual funds, brokerage services, tax-advantaged products and retirement planning.


Experienced financial consultants can help you make informed choices and provide you with personalized attention in handling account transactions. The Financial Centers also offer informative seminars and events. To find the Financial Center nearest you, call 1-800-499-3327.







<PAGE 12>

Checkwriting privilege

YOU MAY WRITE REDEMPTION CHECKS against your account in amounts of $500 or more. These checks are free; however, a fee will be charged if you request a stop payment or if the transfer agent cannot honor a redemption check due to insufficient funds or another valid reason. Please do not postdate your checks or use them to close your account.

                        Exchange privilege

YOU CAN EXCHANGE SHARES worth $500 or more from one Dreyfus fund into another. You can request your exchange in writing or by phone. Be sure to read the current prospectus for any fund into which you are exchanging. Any new account established through an exchange will have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has one.

Dreyfus TeleTransfer privilege

TO MOVE MONEY BETWEEN YOUR BANK ACCOUNT and your Dreyfus fund account with a phone call, use the Dreyfus TeleTransfer privilege. You can set up TeleTransfer on your account by providing bank account information and following the instructions on your application.

24-hour automated account access

YOU CAN EASILY MANAGE YOUR DREYFUS ACCOUNTS, check your account balances, transfer money between your Dreyfus funds, get price and yield information and much more -- when it's convenient for you.

Third-party investments

If you invest through a third party (rather than directly with Dreyfus), the policies and fees may be different than those described here. Banks, brokers, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your financial institution if in doubt.

Your Investment

<PAGE 13>


 INSTRUCTIONS FOR REGULAR ACCOUNTS

   TO OPEN AN ACCOUNT

            In Writing

   Complete the application.

   Mail your application and a check to:
   The Dreyfus Family of Funds
P.O. Box 9387, Providence, RI 02940-9387


TO ADD TO AN ACCOUNT

Fill out an investment slip, and write your account number on your check.

Mail the slip and the check to: The Dreyfus Family of Funds P.O. Box 105, Newark, NJ 07101-0105


           By Telephone

   WIRE  Have your bank send your
investment to The Bank of New York, with these instructions:

   * ABA# 021000018

   * DDA# 8900052724

   * the fund name

   * your Social Security or tax ID number

   * name(s) of investor(s)

   Call us to obtain an account number. Return your application.


WIRE Have your bank send your investment to The Bank of New York, with these instructions:

* ABA# 021000018

* DDA# 8900052724

* the fund name

* your account number

* name(s) of investor(s)

ELECTRONIC CHECK  Same as wire, but insert "1111" before your account number.

TELETRANSFER Request TeleTransfer on your application. Call us to request your transaction.

           Automatically

   WITH AN INITIAL INVESTMENT  Indicate
on your application which automatic service(s) you want. Return your application with your investment.

   WITHOUT ANY INITIAL INVESTMENT Check the Dreyfus Step Program option on your application. Return your application, then complete the additional materials when they are sent to you.

ALL SERVICES Call us to request a form to add any automatic investing service (see "Services for Fund Investors"). Complete and return the forms along with any other required materials.

           Via the Internet

   COMPUTER Visit the Dreyfus Web site http://www.dreyfus.com and follow the instructions to download an account application.










<PAGE 14>

TO SELL SHARES

Write a redemption check OR write a letter of instruction that includes:

* your name(s) and signature(s)

* your account number

* the fund name

* the dollar amount you want to sell

* how and where to send the proceeds

Obtain a signature guarantee or other documentation, if required (see "Account Policies -- Selling Shares").

Mail your request to: The Dreyfus Family of Funds P.O. Box 9671, Providence, RI 02940-9671

WIRE Be sure the fund has your bank account information on file. Call us to request your transaction. Proceeds will be wired to your bank.

TELETRANSFER Be sure the fund has your bank account information on file. Call us to request your transaction. Proceeds will be sent to your bank by electronic check.

CHECK Call us to request your transaction. A check will be sent to the address of record.

DREYFUS AUTOMATIC WITHDRAWAL PLAN Call us to request a form to add the plan. Complete the form, specifying the amount and frequency of withdrawals you would like.

Be sure to maintain an account balance of $5,000 or more.


  To reach Dreyfus, call toll free in the U.S.

  1-800-645-6561

  Outside the U.S. 516-794-5452

  Make checks payable to:

  THE DREYFUS FAMILY OF FUNDS

  You also can deliver requests to any Dreyfus Financial Center. Because processing time may vary, please ask the representative when your account will be credited or debited.

Concepts to understand

WIRE TRANSFER: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire redemptions from the fund are subject to a $1,000 minimum.

ELECTRONIC CHECK: for transferring money out of a bank account. Your transaction is entered electronically, but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.

Your Investment



<PAGE 15>

NOTES

For More Information

                        Dreyfus Pennsylvania Municipal  Money Market Fund
                        -----------------------------

                        SEC file number:  811-6126

                        More information on this fund is available free upon request, including the following:

                        Annual/Semiannual Report

                        Describes the fund's performance and lists portfolio holdings.

                        Statement of Additional Information (SAI)

                        Provides more details about the fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET Text-only versions of fund documents can be viewed online or downloaded from:

      SEC
      http://www.sec.gov

      DREYFUS
      http://www.dreyfus.com

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009.

(c) 2000 Dreyfus Service Corporation
104P0200

------------------------------------------------------------------------------
               DREYFUS PENNSYLVANIA MUNICIPAL MONEY MARKET FUND


                       STATEMENT OF ADDITIONAL INFORMATION
                                FEBRUARY 1, 2000
------------------------------------------------------------------------------

      This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of Dreyfus Pennsylvania Municipal Money Market Fund (the "Fund"), dated February 1, 2000, as it may be revised from time to time. To obtain a copy of the Fund's Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call one of the following numbers:


                     Call Toll Free 1-800-645-6561
                     In New York City -- Call 1-718-895-1206
                     Outside the U.S. -- Call 516-794-5452

    The Fund's most recent Annual Report and Semi-Annual Report to Shareholders are separate documents supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of independent auditors appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.



                                 TABLE OF CONTENTS
                                                                Page

      Description of the Fund....................................B-2
      Management of the Fund.....................................B-9
      Management Arrangements....................................B-13
      How to Buy Shares..........................................B-16
      Shareholder Services Plan..................................B-20
      How to Redeem Shares.......................................B-19
      Shareholder Services.......................................B-21
      Determination of Net Asset Value...........................B-25
      Dividends, Distributions and Taxes.........................B-25
      Portfolio Transactions.....................................B-27
      Yield Information..........................................B-28
      Information About the Fund.................................B-29
      Counsel and Independent Auditors...........................B-30
      Appendix A.................................................B-31
      Appendix B.................................................B-41

                             DESCRIPTION OF THE FUND

    The Fund is a Massachusetts business trust that commenced operations on July 16, 1990. The Fund is an open-end, management investment company, known as a money market mutual fund.

    The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser.

    Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares.

Certain Portfolio Securities

    The following information supplements and should be read in conjunction with the Fund's Prospectus.


    Municipal Obligations. The Fund will invest primarily in the debt securities of the Commonwealth of Pennsylvania, its political subdivisions, authorities and corporations, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal and Commonwealth of Pennsylvania personal income taxes (collectively, "Pennsylvania Municipal Obligations"). To the extent acceptable Pennsylvania Municipal Obligations are at any time unavailable for investment by the Fund, the Fund will invest temporarily in other debt securities the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal, but not Commonwealth of Pennsylvania, income tax. The Fund will invest at least 80% of the value of its net assets (except when maintaining a temporary defensive position) in Municipal Obligations. Municipal Obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities, the interest from which, in the opinion of bond counsel to the issuer, is exempt from Federal income tax. Municipal Obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal Obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax exempt industrial development bonds, in most cases, are revenue bonds that do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal Obligations include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities. Municipal Obligations bear fixed, floating or variable rates of interest. Certain Municipal Obligations are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related Municipal Obligation and purchased and sold separately.

      The yields on Municipal Obligations are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal Obligations market, size of a particular offering, maturity of the obligation, and rating of the issue.

Certain Tax Exempt Obligations. The Fund may purchase floating and variable rate demand notes and bonds, which are tax exempt obligations ordinarily having stated maturities in excess of 13 months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 13 months, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower. These obligations permit daily changes in the amount borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by the Fund will meet the quality criteria established for the purchase of Municipal Obligations.


Stand-By Commitments. The Fund may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, the Fund obligates a broker, dealer or bank to repurchase, at the Fund's option, specified securities at a specified price and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment therefore is subject to the ability of the seller to make payment on demand. The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The Fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying Municipal Obligation and similarly decreasing such security's yield to investors. Gains realized in connection with stand-by commitments will be taxable.


Derivative Products. The Fund may purchase various derivative products whose value is tied to underlying Municipal Obligations. The Fund will purchase only those derivative products that are consistent with its investment objective and policies and comply with the quality, maturity and diversification standards of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act). The principal types of derivative products are described below.

(1) Tax Exempt Participation Interests. Tax exempt participation interests give the Fund an undivided interest in a Municipal Obligation in the proportion that the Fund's participation interests bears to the total principal amount of the Municipal Obligation. Participation interests may have fixed, floating or variable rates of interest, and are frequently backed by an irrevocable letter of credit or guarantee of a bank.

(2) Tender Option Bonds. Tender option bonds grant the holder an option to tender an underlying Municipal Obligation at par plus accrued interest at specified intervals to a financial institution that acts as a liquidity provider. The holder of a tender option bond effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate.

(3) Custodial Receipts. In a typical custodial receipt arrangement, an issuer of a Municipal Obligation deposits it with a custodian in exchange for two classes of custodial receipts. One class has the characteristics of a typical auction rate security, where at specified intervals its interest rate is adjusted and ownership changes. The other class's interest rate also is adjusted, but inversely to changes in the interest rate of the first class.

Ratings of Municipal Obligations. The Fund may invest only in those Municipal Obligations which are rated in one of the two highest rating categories for debt obligations by at least two rating organizations (or one rating organization if the instrument was rated by only one such organization) or, if unrated, are of comparable quality as determined in accordance with procedures established by the Fund's Board.


    The average distribution of investments (at value) in Municipal Obligations by ratings for the fiscal year ended September 30, 1999, computed on a monthly basis, was as follows:

                      Moody's            Standard &
 Fitch IBCA,         Investors         Poor's Ratings    Percentage
     Inc.            Service,
  ("Fitch")    or      Inc.       or   Group ("S&P")     of Value
                    ("Moody's")
---------------   ----------------    -----------------  ----------
F-1+/F-1          VMIG 1/MIG 1,       SP-1+/SP-1,          86.2%
                  P-1                 A1+/A1
AAA/AA            Aaa/Aa              AAA/AA                7.7%
Not Rated         Not Rated           Not Rated
                                                            6.1% (1)
                                                          100.0%

------------------------
(1) Included in the not rated category are securities comprising 6.1% of the Fund's market value which, while not rated, have been determined by the Manager to be of comparable quality to securities in the VMIG 1/MIG 1 rating category.

      If, subsequent to its purchase by the Fund, (a) an issue of rated Municipal Obligations ceases to be rated in the highest rating category by at least two rating organizations (or one rating organization if the instrument was rated by only one such organization) or the Fund's Board determines that it is no longer of comparable quality or (b) the Manager becomes aware that any portfolio security not so highly rated or any unrated security has been given a rating by any rating organization below the rating organization's second highest rating category, the Fund's Board will reassess promptly whether such security presents minimal credit risk and will cause the Fund to take such action as it determines is in the best interest of the Fund and its shareholders; provided that the reassessment required by clause (b) is not required if the portfolio security is disposed of or matures within five business days of the Manager becoming aware of the new rating and the Fund's Board is subsequently notified of the Manager's actions.


      To the extent the ratings given by Moody's, S&P or Fitch (each, a "Rating Agency") for Municipal Obligations may change as a result of changes in such organization or its rating system, the Fund will attempt to use comparable ratings as standards for its investments in accordance with the investment policies contained in the Fund's Prospectus and this Statement of Additional Information. The ratings of the Rating Agencies represent their opinions as to the quality of the Municipal Obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings may be an initial criterion for selection of portfolio investments, the Manager also will evaluate these securities and the creditworthiness of the issuers of such securities.

      Taxable Investments. From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the Fund's net assets) or for temporary defensive purposes, the Fund may invest in taxable short-term investments ("Taxable Investments") consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of a Rating Agency; obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated not lower than P-2 by Moody's, A-2 by S&P or F-2 by Fitch; certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of one billion dollars or more; time deposits; bankers' acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing. Dividends paid by the Fund that are attributable to income earned by the Fund from Taxable Investments will be taxable to investors. See "Dividends, Distributions and Taxes". Except for temporary defensive purposes, at no time will more than 20% of the value of the Fund's net assets be invested in Taxable Investments. If the Fund purchases Taxable Investments, it will value them using the amortized cost method and comply with the provisions of Rule 2a-7 relating to purchases of taxable instruments. When the Fund has adopted a temporary defensive position, including when acceptable Pennsylvania Municipal Obligations are unavailable for investment by the Fund, in excess of 35% of the Fund's net assets may be invested in securities that are not exempt from Pennsylvania income taxes. Under normal market conditions, the Fund anticipates that not more than 5% of the value of its total assets will be invested in any one category of Taxable Investments.

    Illiquid Securities. The Fund may invest up to 10% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. These securities may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale, and repurchase agreements providing for settlement in more than seven days after notice. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.


Investment Techniques

    The following information supplements and should be read in conjunction with the Fund's Prospectus.

    Borrowing Money. The Fund may borrow money from banks, but only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time borrowing is made. While borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments.


    Forward Commitments. The Fund may purchase Municipal Obligations and other securities on a forward commitment or when-issued basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment or when-issued security are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. The Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. The Fund will segregate permissible liquid assets at least equal at all times to the amount of the Fund's purchase commitment.

    Municipal Obligations and other securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e. appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a when-issued basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a forward commitment or when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a when-issued basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per share.


Investment Considerations and Risks

      Investing in Municipal Obligations. The Fund may invest more than 25% of the value of its total assets in Municipal Obligations which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects. As a result, the Fund may be subject to greater risk as compared to a fund that does not follow this practice.

      Certain municipal lease/purchase obligations in which the Fund may invest may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease/purchase obligations are secured by the leased property, disposition of the leased property in the event of foreclosure might prove difficult. In evaluating the credit quality of a municipal lease/purchase obligation that is unrated, the Manager will consider, on an ongoing basis, a number of factors including the likelihood that the issuing municipality will discontinue appropriating funds for the leased property.

      Certain provisions in the Internal Revenue Code of 1986, as amended (the "Code"), relating to the issuance of Municipal Obligations may reduce the volume of Municipal Obligations qualifying for Federal tax exemption. One effect of these provisions could be to increase the cost of the Municipal Obligations available for purchase by the Fund and thus reduce the available yield. Shareholders should consult their tax advisers concerning the effect of these provisions on an investment in the Fund. Proposals that may restrict or eliminate the income tax exemption for interest on Municipal Obligations may be introduced in the future. If any such proposal were enacted that would reduce the availability of Municipal Obligations for investment by the Fund so as to adversely affect Fund shareholders, the Fund would reevaluate its investment objective and policies and submit possible changes in the Fund's structure to shareholders for their consideration. If legislation were enacted that would treat a type of Municipal Obligation as taxable, the Fund would treat such security as a permissible Taxable Investment within the applicable limits set forth herein.


      Investing in Pennsylvania Municipal Obligations. Since the Fund is concentrated in securities issued by Pennsylvania or entities within Pennsylvania, an investment in the Fund may involve greater risk than investments in certain other types of money market funds. You should consider carefully the special risks inherent in the Fund's investment in Pennsylvania Municipal Obligations. Pennsylvania has been historically identified as a heavy industry state although that reputation has changed recently as the coal, steel and railroad industries declined. A more diversified economy has developed in Pennsylvania as a long-term shift in jobs, investment and workers away from the northeast part of the nation took place. The major sources of growth currently are in the service sector, including trade, medical and health services, education and financial institutions. Pennsylvania is highly urbanized, with approximately 50% of the Commonwealth's total population contained in the metropolitan areas which include the cities of Philadelphia and Pittsburgh. The Commonwealth's adopted fiscal 1999-2000 General Fund budget provided for a decrease in taxes of over $400 million. As of June 30, 1998, the General Fund had a surplus of $772.4 million or 4.2% above the official estimate for the prior fiscal year. You should review Appendix A which sets forth additional information relating to investing in Pennsylvania Municipal Obligations.


    Simultaneous Investments. Investment decisions for the Fund are made independently from those of the other investment companies advised by the Manager. If, however, such other investment companies desire to invest in, or dispose of, the same securities as the Fund, available investment or opportunities for sales will be allocated equitably to each investment company. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.


Investment Restrictions


      The Fund's investment objective is a fundamental policy, which cannot be changed without approval by the holders of a majority (as defined in the 1940
Act) of the Fund's outstanding voting shares. In addition, the Fund has adopted investment restrictions numbered 1 through 10 as fundamental policies. Investment restriction number 11 is not a fundamental policy and may be changed by vote of a majority of the Fund's Board members at any time. The Fund may not:


      1. Purchase securities other than Municipal Obligations and Taxable Investments as those terms are defined above and in the Prospectus.

      2. Borrow money, except from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments.

      3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure borrowings for temporary or emergency purposes.

      4.  Sell securities short or purchase securities on margin.

      5. Underwrite the securities of other issuers, except that the Fund may bid separately or as part of a group for the purchase of Municipal Obligations directly from an issuer for its own portfolio to take advantage of the lower purchase price available.

      6. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests therein.

      7. Make loans to others except through the purchase of qualified debt obligations and the entry into repurchase agreements referred to above and in the Fund's Prospectus.

      8. Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of Municipal Obligations and, for temporary defensive purposes, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

      9.  Invest in companies for the purpose of exercising control.

      10. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

      11. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid if, in the aggregate, more than 10% of the value of the Fund's net assets would be so invested.

      For purposes of Investment Restriction No. 8, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry." If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

                             MANAGEMENT OF THE FUND

    The Fund's Board is responsible for the management and supervision of the Fund. The Board approves all significant agreements between the Fund and those companies that furnish services to the Fund. These companies are as follows:


      The Dreyfus Corporation.............Investment Adviser
      Premier Mutual Fund Services, Inc...Distributor
      Dreyfus Transfer, Inc...............Transfer Agent
      The Bank of New York................Custodian

      Board members and officers of the Fund, together with information as to their principal business occupations during at least the last five years, are shown below.

Board Members of the Fund


JOSEPH S. DiMARTINO, Chairman of the Board. Since January 1995, Chairman of the
      Board of various funds in the Dreyfus Family of Funds. He also is a director of The Muscular Dystrophy Association, HealthPlan Services Corporation, a provider of marketing, administrative and risk management services to health and other benefit programs, Carlyle Industries, Inc. (formerly, Belding Heminway Company, Inc.), a button packager and distributor, Career Blazers, Inc. (formerly, Staffing Resources, Inc.), a temporary placement agency, and Century Business Services, Inc. (formerly, International Alliance Services, Inc.), a provider of various outsourcing functions for small and medium sized companies. For more than five years prior to January 1995, he was President, a director and, until August 1994, Chief Operating Officer of the Manager and Executive Vice President and a director of Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager and, until August 24, 1994, the Fund's distributor. From August 1994 until December 31, 1994, he was a director of Mellon Financial Corporation. He is 56 years old and his address is 200 Park Avenue, New York, New York 10166.

DAVID W. BURKE, Board Member. Board member of various funds in the Dreyfus
      Family of Funds. Chairman of the Broadcasting Board of Governors, an independent Board within the United States Information Agency, from August 1994 to November 1998. From August 1994 to December 31, 1994, he was a consultant to the Manager and from October 1990 to August 1994, he was Vice President and Chief Administrative Officer of the Manager. From 1977 to 1990, Mr. Burke was involved in the management of national television news, as Vice-President and Executive Vice President of ABC News, and subsequently as President of CBS News. He is 63 years old and his address is Box 654, Eastham, Massachusetts 02642.

SAMUEL CHASE, Board Member.  Retired.  From 1982 through 1996, President of
      Samuel Chase & Company, Ltd., an economic consulting firm. He is 67 years old and his address is 10380 Springhill Road, Belgrade, Montana 59714.

GORDON J. DAVIS, Board Member. Since October 1994, a senior partner with the law firm of LeBoeuf, Lamb, Greene & MacRae. From 1983 to September 1994, Mr. Davis was a senior partner with the law firm of Lord Day & Lord, Barrett Smith. From 1978 to 1983, he was Commissioner of Parks and Recreation for the City of New York. He is also a director of Consolidated Edison, a utility company, and Phoenix Home Life Insurance Company and a member of various other corporate and not-for-profit boards. He is 58 years old and his address is 241 Central Park West, New York, New York 10023.

JONI EVANS, Board Member. Senior Vice President of the William Morris Agency since September 1993. From September 1987 to May 1993, Executive Vice President of Random House, Inc., and from January 1991 to May 1993, President and Publisher of Turtle Bay Books; from January 1987 to December 1990, Publisher of Random House Adult Trade Division; and from 1985 to 1987, President of Simon & Schuster-Trade Division. She is 57 years old and her address is 1350 Avenue of the Americas, 33rd Floor, New York, New York 10019.

ARNOLD S. HIATT, Board Member.  Chairman of The Stride Rite Charitable
      Foundation. From 1969 to June 1992, Mr. Hiatt was Chairman of the Board, President or Chief Executive Officer of The Stride Rite Corporation, a multi-divisional footwear manufacturing and retailing company. Mr. Hiatt is also a director of The Cabot Corporation. He is 72 years old and his address is 5 Cambridge Center, Cambridge, Massachusetts 02142.

BURTON N. WALLACK, Board Member. President and co-owner of Wallack Management
      Company, a real estate management company managing real estate in the New York City area. He is 49 years old and his address is 18 East 64th Street, New York, New York 10021.

    The Fund has a standing nominating committee comprised of its Board members who are not "interested persons" of the Fund, as defined in the 1940 Act. The function of the nominating committee is to select and nominate all candidates who are not "interested persons" of the Fund for election to the Fund's Board.

      The Fund typically pays its Board members an annual retainer and a per meeting fee and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members are entitled to receive an annual retainer and a per meeting fee of one-half the amount paid to them as Board members. The aggregate amount of compensation paid to each Board member by the Fund for the fiscal year ended September 30, 1999, and by all other funds in the Dreyfus Family of Funds for which such person is a Board member (the number of which is set forth in parenthesis next to each Board member's total compensation)* for the year ended December 31, 1999, was as follows:


                                               Total Compensation
                           Aggregate           From Fund and
Name of Board              Compensation        Fund Complex
Member                     From Fund**         Paid to Board Member


Joseph S. DiMartino        $1,250              $642,177 (187)

David W. Burke             $1,000              $228,500 (62)

Samuel Chase               $1,000              $53,500 (12)

Gordon J. Davis            $1,000              $89,625 (29)

Joni Evans                 $1,000              $42,250 (12)

Arnold S. Hiatt            $1,000              $42,000 (12)

Burton N. Wallack          $1,000              $49,750 (12)

-----------------------
* Represents the number of separate portfolios comprising the investment companies in the Fund Complex, including the Fund, for which the Board member serves.
** Amount does not include reimbursed expenses for attending Board meetings, which amounted to $842 for all Board members as a group.


Officers of the Fund



MARIE E. CONNOLLY, President and Treasurer.  President, Chief Executive
      Officer, Chief Compliance Officer and a director of the Distributor and Funds Distributor, Inc., the ultimate parent of which is Boston Institutional Group, Inc., and an officer of other investment companies advised or administered by the Manager. She is 42 years old.

MARGARET W. CHAMBERS, Vice President and Secretary. Senior Vice President and General Counsel of Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From August 1996 to March 1998, she was Vice President and Assistant General Counsel for Loomis, Sayles & Company, L.P. From January 1986 to July 1996, she was an associate with the law firm of Ropes &
      Gray.  She is 40 years old.

*FREDERICK C. DEY, Vice President, Assistant Treasurer and Assistant
      Secretary. Vice President, New Business Development of Funds Distributor, Inc. since September 1994, and an officer of other invetment companies advised or admininstered by the Manager. He is 37 years old.


STEPHANIE D. PIERCE, Vice President, Assistant Treasurer and Assistant
      Secretary. Vice President of the Distributor and Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From April 1997 to March 1998, she was employed as a Relationship Manager with Citibank, N.A. From August 1995 to April 1997, she was an Assistant Vice President with Hudson Valley Bank, and from September 1990 to August 1995, she was Second Vice President with Chase Manhattan Bank. She is 31 years old.


MARY A. NELSON, Vice President and Assistant Treasurer. Vice President of the Distributor and Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. She is 35 years old.

*GEORGE A. RIO, Vice President and Assistant Treasurer.  Executive Vice
      President and Client Service Director of Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From June 1995 to March 1998, he was Senior Vice President and Senior Key Account Manager for Putnam Mutual Funds. From May 1994 to June 1995, he was Director of Business Development for First Data Corporation. He is 45 years old.

JOSEPH F. TOWER, III, Vice President and Assistant Treasurer.  Senior Vice
      President, Treasurer, Chief Financial Officer and a director of the Distributor and Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. He is 37 years old.

DOUGLAS C. CONROY, Vice President and Assistant Secretary.  Assistant Vice
      President of Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. He is 30 years old.

*KAREN JACOPPO-WOOD, Vice president and Assistant Secretary. Vice President and
      Senior Counsel of Funds Distributor, Inc. since February 1997, and an officer of other investment companies advised or administered by the Manager. From June 1994 to January 1996, she was Manager of SEC Registration at Scudder, Stevens & Clark, Inc. She is 32 years old.

CHRISTOPHER J. KELLEY, Vice President and Assistant Secretary.  Vice
      President and Senior Associate General Counsel of the Distributor and Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From April 1994 to July 1996, he was Assistant Counsel at Forum Financial Group. He is 35 years old.

KATHLEEN K. MORRISEY, Vice President and Assistant Secretary.  Manager of
      Treasury Services Administration of Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From July 1994 to November 1995, she was a Fund Accountant for Investors Bank & Trust Company. She is 27 years old.

ELBA VASQUEZ, Vice President and Assistant Secretary.  Assistant Vice
      President of Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From March 1990 to May 1996, she was employed by U.S. Trust Company of New York, where she held various sales and marketing positions. She is 38 years old.

    The address of each officer of the Fund is 200 Park Avenue, New York, New York 10166, except those officers indicated by an (*), whose address is 60 State Street, Boston, Massachusetts 02109.

    The Fund's Board members and officers, as a group, owned less than 1% of the Fund's shares outstanding on January 20, 2000.

    The following entities are known by the Fund to be the holder of record of 5% or more of the Fund's outstanding shares on January 20, 2000: Dreyfus Investment Services, Inc., Two Mellon Bank Center, Attn: Cashiering Department, Room M-70, Pittsburgh, PA, 15259 owning 16.3% of shares and Banc of America Securities, LLC, Money Market Funds Omnibus, 600 Montgomery Street, Suite 4, San Francisco, CA, 94111-2702 owning 7.4% of shares.


                             MANAGEMENT ARRANGEMENTS


      Investment Adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon"). Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended.


    The Manager provides management services pursuant to the Management Agreement between the Fund and the Manager, which is subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. The Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of the Fund's shares, or, upon not less than 90 days' notice, by the Manager. The Agreement will terminate automatically in the event of its assignment (as defined in the 1940
Act).


    The following persons are officers and/or directors of the Manager:
Christopher M. Condron, Chairman of the Board and Chief Executive Officer; Stephen E. Canter, President, Chief Operating Officer, Chief Investment Officer, and a director; Lawrence S. Kash, Vice Chairman; J. David Officer, Vice Chairman and a director; Thomas F. Eggers, Vice Chairman-Institutional; Ronald P. O'Hanley III, Vice Chairman; William T. Sandalls, Jr., Executive Vice President; Stephen R. Byers, Senior Vice President; Mark N. Jacobs, Vice President, General Counsel and Secretary; Diane P. Durnin, Vice President--Product Development; Patrice M. Kozlowski, Vice President--Corporate Communications; Mary Beth Leibig, Vice President--Human Resources; Theodore A. Schachar--Tax, Vice President; Wendy Strutt, Vice President; Richard Terres, Vice President; William H. Maresca, Controller; James Bitetto, Assistant Secretary; Steven F. Newman, Assistant Secretary; and Mandell L. Berman, Burton C. Borgelt, Steven G. Elliott, Martin C. McGuinn, Richard W. Sabo and Richard F. Syron, directors.

      The Manager manages the Fund's portfolio of investments in accordance with the stated policies of the Fund, subject to the approval of the Fund's Board. The Manager is responsible for investment decisions and provides the Fund with portfolio managers who are authorized by the Board to execute purchases and sales of securities. The Fund's portfolio managers are Richard J. Moynihan, Joseph A. Darcy, A. Paul Disdier, Douglas J. Gaylor, Joseph Irace, Jill C. McGovern, Coleen Meehan, W. Michael Petty, Scott Sprauer, Samuel J. Weinstock and Monica S. Wieboldt. The Manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for the Fund and for other funds advised by the Manager.


      The Manager maintains office facilities on behalf of the Fund, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund. The Manager may pay the Distributor for shareholder services from the Manager's own assets, including past profits but not including the management fee paid by the Fund. The Distributor may use part or all of such payments to pay securities dealers, banks or other financial institutions in respect of these services. The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.


    The Manager has a personal securities trading policy (the "Policy") which restricts the personal securities transactions of its employees. Its primary purpose is to ensure that personal trading by the Manager's employees does not disadvantage any fund managed by the Manager. Under the Policy, the Manager's employees must preclear personal transactions in securities not exempt under the Policy. In addition, the Manager's employees must report their personal securities transactions and holdings, which are reviewed for compliance with the Policy. In that regard, the Manager's portfolio managers and other investment personnel also are subject to the oversight of Mellon's Investment Ethics Committee. Portfolio managers and other investment personnel of the Manager who comply with the Policy's preclearance and disclosure procedures and the requirements of the Committee may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.


      All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by the Manager. The expenses borne by the Fund include: taxes, interest, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Manager or its affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining corporate existence, costs of independent pricing services, costs attributable to investor services including, without limitation, telephone and personnel expenses, costs of shareholders' reports and corporate meetings, costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, and any extraordinary expenses.


      As compensation for the Manager's services, the Fund has agreed to pay the Manager a monthly management fee at the annual rate of .50% of the value of the Fund's average daily net assets. All fees and expenses are accrued daily and deducted before the declaration of dividends to shareholders. For the fiscal years ended September 30, 1997, 1998 and 1999, the management fees payable by the Fund amounted to $686,709, $623,768 and $553,568, respectively.


      The Manager has agreed that if in any fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense to the extent required by state law. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

      The aggregate of the fees payable to the Manager is not subject to reduction as the value of the Fund's net assets increases.


      Distributor. The Distributor, located at 60 State Street, Boston, Massachusetts 02109, serves as the Fund's distributor on a best efforts basis pursuant to an agreement which is renewable annually.

    Transfer and Dividend Disbursing Agent and Custodian. Dreyfus Transfer, Inc. (the "Transfer Agent"), a wholly-owned subsidiary of the Manager, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses.


    The Bank of New York (the "Custodian"), 100 Church Street, New York, New York 10286, is the Fund's custodian. The Custodian has no part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund. Under a custody agreement with the Fund, the Custodian holds the Fund's securities and keeps all necessary accounts and records. For its custody services, the Custodian receives a monthly fee based on the market value of the Fund's assets held in custody and receives certain securities transactions charges.



                                HOW TO BUY SHARES


      General. Fund shares are sold without a sales charge. You may be charged a fee if you effect transactions in Fund shares through a securities dealer, bank or other financial institution. Share certificates are issued only upon your written request. No certificates are issued for fractional shares. It is not recommended that the Fund be used as a vehicle for Keogh, IRA or other qualified plans. The Fund reserves the right to reject any purchase order.


      The minimum initial investment is $2,500, or $1,000 if you are a client of a securities dealer, bank or other financial institution which maintains an omnibus account in the Fund and has made an aggregate minimum initial purchase for its customers of $2,500. Subsequent investments must be at least $100. The initial investment must be accompanied by the Account Application. For full-time or part-time employees of the Manager or any of its affiliates or subsidiaries, directors of the Manager, Board members of a fund advised by the Manager, including members of the Fund's Board, or the spouse or minor child of any of the foregoing, the minimum initial investment is $1,000. For full-time or part-time employees of the Manager or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund accounts, the minimum initial investment is $50. The Fund reserves the right to vary the initial and subsequent investment minimum requirements at any time.

      Fund shares also are offered without regard to the minimum initial investment requirements through Dreyfus-Automatic Asset Builder(R), Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan pursuant to the Dreyfus Step Program described under "Shareholder Services." These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect you against loss in a declining market.

      Shares are sold on a continuous basis at the net asset value per share next determined after an order in proper form and Federal Funds (monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank) are received by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund. If you do not remit Federal Funds, your payment must be converted into Federal Funds. This usually occurs within one business day of receipt of a bank wire or within two business days of receipt of a check drawn on a member bank of the Federal Reserve System. Checks drawn on banks which are not members of the Federal Reserve System may take considerably longer to convert into Federal Funds. Prior to receipt of Federal Funds, your money will not be invested. Net asset value per share is determined as of 12:00 Noon, New York time, on each day the New York Stock Exchange is open for business. Net asset value per share is computed by dividing the value of the Fund's net assets (i.e., the value of its assets less liabilities) by the total number of shares outstanding. See "Determination of Net Asset Value."

      If your payments are received in or converted into Federal Funds by 12:00 Noon, New York time, by the Transfer Agent, you will receive the dividend declared that day. If your payments are received in or converted into Federal Funds after 12:00 Noon, New York time, by the Transfer Agent, you will begin to accrue dividends on the following business day.

      Qualified institutions may telephone orders for the purchase of Fund shares. These orders will become effective at the price determined at 12:00 Noon, New York time, and the shares purchased will receive the dividend on Fund shares declared on that day, if the telephone order is placed by 12:00 Noon, New York time, and Federal Funds are received by 4:00 p.m., New York time, on that day.

      Using Federal Funds. The Transfer Agent or the Fund may attempt to notify you upon receipt of checks drawn on banks that are not members of the Federal Reserve System as to the possible delay in conversion into Federal Funds and may attempt to arrange for a better means of transmitting the money. If you are a customer of a securities dealer ("Selected Dealer") and your order to purchase Fund shares is paid for other than in Federal Funds, the Selected Dealer, acting on your behalf, will complete the conversion into, or itself advance, Federal Funds, generally on the business day following receipt of your order. The order is effective only when so converted and received by the Transfer Agent. If you have sufficient Federal Funds or a cash balance in your brokerage account with a Selected Dealer, your order to purchase Fund shares will become effective on the day that the order, including Federal Funds, is received by the Transfer Agent.


    Dreyfus TeleTransfer Privilege. You may purchase shares by telephone if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House ("ACH") member may be so designated.

    Dreyfus TeleTransfer purchase orders may be made at any time. Purchase orders received by 4:00 p.m., New York time, on any day that the Transfer Agent and the New York Stock Exchange are open for business will be credited to the shareholder's Fund account on the next bank business day following such purchase order. Purchase orders made after 4:00 p.m., New York time, on any day the Transfer Agent and the New York Stock Exchange are open for business, or orders made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), will be credited to the shareholder's Fund account on the second bank business day following such purchase order. To qualify to use Dreyfus TeleTransfer Privilege, the initial payment for purchase of Fund shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be wired to an account at any other bank, the request must be in writing and signature-guaranteed. See "How to Redeem Shares--Dreyfus TeleTransfer Privilege."


      Transactions Through Securities Dealers. Fund shares may be purchased and redeemed through securities dealers which may charge a fee for such services. Some dealers will place the Fund's shares in an account with their firm. Dealers also may require that the customer invest more than the $1,000 minimum investment; the customer not take physical delivery of stock certificates; the customer not request redemption checks to be issued in the customer's name; fractional shares not be purchased; monthly income distributions be taken in cash; or other conditions.

      There is no sales or service charge by the Fund or the Distributor, although investment dealers, banks and other institutions may make reasonable charges to investors for their services. The services provided and the applicable fees are established by each dealer or other institution acting independently of the Fund. The Fund has been given to understand that these fees may be charged for customer services including, but not limited to, same-day investment of client funds; same-day access to client funds; advice to customers about the status of their accounts, yield currently being paid or income earned to date; provision of periodic account statements showing security and money market positions; other services available from the dealer, bank or other institution; and assistance with inquiries related to their investment. Any such fees will be deducted monthly from your account, which on smaller accounts could constitute a substantial portion of the distribution. Small, inactive, long-term accounts involving monthly service charges may not be in the best interest of investors. You should be aware that you may purchase shares of the Fund directly from the Fund without imposition of any maintenance or service charges, other than those already described in the Fund's Prospectus or this Statement of Additional Information.

      Reopening an Account. You may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.


                            SHAREHOLDER SERVICES PLAN


      The Fund has adopted a Shareholder Services Plan (the "Plan") pursuant to which the Fund reimburses Dreyfus Service Corporation an amount not to exceed an annual rate of .25% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts.


      A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Fund's Board for its review. In addition, the Plan provides that material amendments of the Plan must be approved by the Fund's Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Plan. The Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Plan.


      For the fiscal year ended September 30, 1999, the Fund was charged $35,358 pursuant to the Plan.



                              HOW TO REDEEM SHARES

      Check Redemption Privilege. The Fund provides Redemption Checks ("Checks") automatically upon opening an account, unless you specifically refuse the Check Redemption Privilege by checking the applicable "No" box on the Account Application. Checks will be sent only to the registered owner(s) of the account and only to the address of record. The Check Redemption Privilege may be established for an existing account by a separate signed Shareholder Services Form. The Account Application or Shareholder Services Form must be manually signed by the registered owner(s). Checks are drawn on your Fund account and may be made payable to the order of any person in an amount of $500 or more. When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as your agent, will cause the Fund to redeem a sufficient number of shares in your account to cover the amount of the Check. Dividends are earned until the Check clears. After clearance, a copy of the Check will be returned to you. You generally will be subject to the same rules and regulations that apply to checking accounts, although election of this Privilege creates only a shareholder-transfer agent relationship with the Transfer Agent.

      You should date your Checks with the current date when you write them. Please do not postdate your Checks. If you do, the Transfer Agent will honor, upon presentment, even if presented before the date of the Check, all postdated Checks which are dated within six months of presentment for payment, if they are otherwise in good order.

      Checks are free, but the Transfer Agent will impose a fee for stopping payment of a Check upon your request or if the Transfer Agent cannot honor a Check due to insufficient funds or other valid reason. If the amount of the Check is greater than the value of the shares in your account, the Check will be returned marked insufficient funds. Checks should not be used to close an account.

      Wire Redemption Privilege. By using this Privilege, you authorize the Transfer Agent to act on wire, telephone or letter redemption instructions from any person representing himself or herself to be you, and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Fund will initiate payment for shares redeemed pursuant to this Privilege on the same business day if the Transfer Agent receives a redemption request in proper form prior to 12:00 Noon, New York time, on such day; otherwise, the Fund will initiate payment on the next business day. Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by you on the Account Application or Shareholder Services Form, or to a correspondent bank if your bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and borne by the investor. Immediate notification by the correspondent bank to your bank is necessary to avoid a delay in crediting the funds to your bank account.

      If you have access to telegraphic equipment, you may wire redemption requests to the Transfer Agent by employing the following transmittal code which may be used for domestic or overseas transmissions:

                                    Transfer Agent's
         Transmittal Code           Answer Back Sign

              144295                144295 TSSG PREP

      If you do not have direct access to telegraphic equipment, you may have the wire transmitted by contacting a TRT Cables operator at 1-800-654-7171, toll free. You should advise the operator that the above transmittal code must be used and should also inform the operator of the Transfer Agent's answer back sign.


      To change the commercial bank or account designated to receive wire redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Share Certificates; Signatures."

      Dreyfus TeleTransfer Privilege. You may request by telephone that redemption proceeds be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an ACH member may be designated. Holders of jointly registered Fund or bank accounts may redeem through the Dreyfus TeleTransfer Privilege for transfer to their bank account not more than $500,000 within any 30-day period. You should be aware that if you have selected the Dreyfus TeleTransfer Privilege, any request for a wire redemption will be effected as a Dreyfus TeleTransfer transaction through the ACH system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two business days after receipt of the redemption request. See "How to Buy Shares--Dreyfus TeleTransfer Privilege."

      Share Certificates; Signatures. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

      Redemption Commitment. The Fund has committed itself to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Fund's Board reserves the right to make payments in whole or in part in securities or other assets of the Fund in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the portfolio of the Fund is valued. If the recipient sells such securities, brokerage charges might be incurred.


      Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's shareholders.




                              SHAREHOLDER SERVICES

      Fund Exchanges. You may purchase, in exchange for shares of the Fund, shares of certain other funds managed or administered by the Manager or Founders Asset Management LLC ("Founders"), an affiliate of the Manager, to the extent such shares are offered for sale in your state of residence. Shares of other funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:


      A. Exchanges for shares of funds offered without a sales load will be made without a sales load.


      B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

      C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.


      D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted.


      To accomplish an exchange under item D above, you must notify the Transfer Agent of your prior ownership of fund shares and your account number.

      To request an exchange, you must give exchange instructions to the Transfer Agent in writing or by telephone. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this privilege. By using the Telephone Exchange Privilege, you authorize the Transfer Agent to act on telephonic instructions (included over The Dreyfus Touch(R) automated telephone system) from any person representing himself or herself to be you, and reasonably believed by the Transfer Agent to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted. Shares issued in certificate form are not eligible for telephone exchange. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the Securities and Exchange Commission.

      To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made.


      Dreyfus Auto-Exchange Privilege. Dreyfus Auto-Exchange Privilege permits you to purchase, in exchange for shares of the Fund, shares of another fund in the Dreyfus Family of Funds or of a Fund managed by Founders. This Privilege is available only for existing accounts. Shares will be exchanged on the basis of which you are a shareholder of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by you. You will be notified if your account falls below the amount designated to be exchanged under this Privilege. In this case, your account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRA and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.


      Fund Exchanges and the Dreyfus Auto-Exchange Privilege are available to shareholders residing in any state in which shares of the fund being acquired may legally be sold. Shares may be exchanged only between accounts having identical names and other identifying designations.

      Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-645-6561. The Fund reserves the right to reject any exchange request in whole or in part. The Fund Exchanges service or Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

    Dreyfus-Automatic Asset Builder(R). Dreyfus-Automatic Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

    Dreyfus Government Direct Deposit Privilege. Dreyfus Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the U.S. Government automatically deposited into your Fund account. You may deposit as much of such payments as you elect.


    Dreyfus Payroll Savings Plan. Dreyfus Payroll Savings Plan permits you to purchase Fund shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the ACH system at each pay period. To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. It is the sole responsibility of your employer to arrange for transactions under the Dreyfus Payroll Savings Plan.


      Dreyfus Step Program. The Dreyfus Step Program enables you to purchase Fund shares without regard to the Fund's minimum initial investment requirements through Dreyfus-Automatic Asset Builder(R), Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan. To establish a Dreyfus Step Program account, you must supply the necessary information on the Account Application and file the required authorization form(s) with the Transfer Agent. For more information concerning this Program, or to request the necessary authorization form(s), please call toll free 1-800-782-6620. You may terminate your participation in this Program at any time by discontinuing your participation in Dreyfus-Automatic Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan, as the case may be, as provided under the terms of such Privilege(s). The Fund may modify or terminate this Program at any time.

      Dreyfus Dividend Options. Dreyfus Dividend Sweep allows you to invest automatically your dividends or dividends and capital gain distributions, if any, from the Fund in shares of another fund in the Dreyfus Family of Funds of which you are a shareholder. Shares of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:


      A. Dividend and distributions paid by a fund may be invested without imposition of a sales load in shares of other funds offered without a sales load.


      B. Dividends and distributions paid by a fund which does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.


      C. Dividends and distributions paid by a fund which charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept (without giving effect to any reduced loads) the difference will be deducted.


      D. Dividends and distributions paid by a fund may be invested in shares of other funds that impose a contingent deferred sales charge ("CDSC") and the applicable CDSC, if any, will be imposed upon redemption of such shares.


    Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. Banks may charge a fee for this service.

    Automatic Withdrawal Plan. The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, your shares will be reduced and eventually may be depleted. The Automatic Withdrawal Plan may be terminated at any time by you, the Fund or the Transfer Agent. Shares for which share certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.


                        DETERMINATION OF NET ASSET VALUE

      Amortized Cost Pricing. The valuation of the Fund's portfolio securities is based upon their amortized cost, which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

      The Board has established, as a particular responsibility within the overall duty of care owed to the Fund's investors, procedures reasonably designed to stabilize the Fund's price per share as computed for the purpose of purchases and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board, at such intervals as it deems appropriate, to determine whether the Fund's net asset value calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost. Market quotations and market equivalents used in such review are obtained from an independent pricing service (the "Service") approved by the Board. The Service values the Fund's investments based on methods which include consideration of: yields or prices of municipal bonds of comparable quality, coupon, maturity and type; indications of values from dealers; and general market conditions. The Service also may employ electronic data processing techniques and/or a matrix system to determine valuations.

      The extent of any deviation between the Fund's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be examined by the Board. If such deviation exceeds 1/2 of 1%, the Board will consider what action, if any, will be initiated. In the event the Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, it has agreed to take such corrective action as it regards as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations or market equivalents.

      New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day,
Independence Day, Labor Day, Thanksgiving and Christmas.


                         DIVIDENDS, DISTRIBUTIONS AND TAXES



      Management believes that the Fund has qualified for the fiscal year ended September 30, 1999 as a "regulated investment company" under the Code. The Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders. Such qualification relieves the Fund of any liability for Federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code. If the Fund did not qualify as a regulated investment company, it would be treated for tax purposes as an ordinary corporation subject to Federal income tax.


      The Fund ordinarily declares dividends from net investment income on each day the New York Stock Exchange is open for business. The Fund's earnings for Saturdays, Sundays and holidays are declared as dividends on the preceding business day. Dividends usually are paid on the last calendar day of each month and are automatically reinvested in additional Fund shares at net asset value or, at your option, paid in cash. If you redeem all shares in your account at any time during the month, all dividends to which you are entitled will be paid to you along with the proceeds of the redemption. If you are an omnibus accountholder and indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, such portion of the accrued dividends will be paid to you along with the proceeds of the redemption.

    If you elect to receive dividends and distributions in cash, and your dividend or distribution check is returned to the Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest such dividend or distribution and all future dividends and distributions payable to you in additional Fund shares at net asset value. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

    Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain or loss. However, all or a portion of any gain realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income under Section 1276 of the Code.


    If, at the close of each quarter of its taxable year, at least 50% of the value of the Fund's total assets consists of Federal tax exempt obligations, then the Fund may designate and pay Federal exempt-interest dividends from interest earned on all such tax exempt obligations. Such exempt-interest dividends may be excluded by shareholders of the Fund from their gross income for Federal income tax purposes. Dividends derived from Taxable Investments, together with distributions from any net realized short-term securities gains, generally are taxable as ordinary income for Federal income tax purposes whether or not reinvested. Distributions from net realized long-term securities gains generally are taxable as long-term capital gains to a shareholder who is a citizen or resident of the United States, whether or not reinvested and regardless of the length of time the shareholder has held his shares.


    Dividends paid by the Fund will not be subject to the Pennsylvania personal income tax or to the Philadelphia School District investment net income tax to the extent that the dividends are attributable to interest received by the Fund from its investments in Pennsylvania Municipal Obligations and U.S. Government obligations, including obligations issued by U.S. possessions. Dividends or distributions paid by the Fund to a Pennsylvania resident that are attributable to most other sources may be subject to the Pennsylvania personal income tax and (for residents of Philadelphia) to the Philadelphia School District investment net income tax.

    Dividends paid by the Fund which are considered "exempt-interest dividends" for Federal income tax purposes are not subject to the Pennsylvania Corporate Net Income Tax, but other dividends or distributions paid by the Fund may be subject to that tax. An additional deduction from Pennsylvania taxable income is permitted for dividends or distributions paid by the Fund attributable to interest from the Fund's investments in Pennsylvania Municipal Obligations and U.S. Government obligations to the extent included in Federal taxable income, but such a deduction is reduced by any interest on indebtedness incurred to carry the securities and other expenses incurred in the production of such interest income, including expenses deducted on the Federal income tax return that would not have been allowed under the Code if the interest were exempt from Federal income tax. It is the current position of the Department of Revenue of the Commonwealth of Pennsylvania that Fund shares are considered exempt assets (with a pro rata exclusion based on the value of the Fund shares attributable to the Fund's investments in Pennsylvania Municipal Obligations and U.S. Government obligations, including obligations issued by U.S. possessions) for the purpose of determining a corporation's capital stock value subject to the Pennsylvania Capital Stock/Franchise Tax.

    Shares of the Fund are exempt from Pennsylvania county personal property taxes to the extent that the Fund's portfolio consists of Pennsylvania Municipal Obligations and U.S. Government obligations, including obligations issued by U.S. possessions.

    The foregoing discussion of Pennsylvania personal income tax consequences applies only to taxpayers who are individuals residing in Pennsylvania. To the extent that you are subject to state or local taxes outside of Pennsylvania, dividends and distributions paid by the Fund may represent taxable income.

                             PORTFOLIO TRANSACTIONS

    Portfolio securities ordinarily are purchased from and sold to parties acting as either principal or agent. Newly-issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained. Usually no brokerage commissions, as such, are paid by the Fund for such purchase and sales, although the price paid usually includes an undisclosed compensation to the dealer acting as agent. The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers ordinarily are executed at a price between the bid and asked price. No brokerage commissions have been paid by the Fund to date.

      Transactions are allocated to various dealers by the Fund's portfolio managers in their best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the Manager to supplement its own research and analysis with the views and information of other securities firms and may be selected based upon their sales of shares of the Fund or other funds advised by the Manager or its affiliates.

      Research services furnished by brokers through which the Fund effects securities transactions may be used by the Manager in advising other funds it advises and, conversely, research services furnished to the Manager by brokers in connection with other funds the Manager advises may be used by the Manager in advising the Fund. Although it is not possible to place a dollar value on these services, it is the opinion of the Manager that the receipt and study of such services should not reduce the overall expenses of its research department.



                                YIELD INFORMATION


      For the seven-day period ended September 30, 1999, the Fund's yield was 2.92% and effective yield was 2.96%. Yield is computed in accordance with a standardized method which involves determining the net change in the value of a hypothetical pre-existing Fund account having a balance of one share at the beginning of a seven calendar day period for which yield is to be quoted, dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on the original share and any such additional shares and fees that may be charged to shareholder accounts, in proportion to the length of the base period and the Fund's average account size, but does not include realized gains and losses or unrealized appreciation and depreciation. Effective yield is computed by adding 1 to the base period return (calculated as described above), raising that sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

      Based upon a combined 2000 Federal and Pennsylvania personal income tax rate of 44.12%, the Fund's tax equivalent yield for the seven-day period ended September 30, 1999 was 5.23%. Tax equivalent yield is computed by dividing that portion of the yield or effective yield (calculated as described above) which is tax exempt by 1 minus a stated tax rate and adding the quotient to that portion, if any, of the yield of the Fund that is not tax exempt.


      The tax equivalent yield noted above represents the application of the highest Federal and Commonwealth of Pennsylvania marginal personal income tax rates in effect during 1999. For Federal income tax purposes, a 39.6% tax rate has been used and, for Pennsylvania personal income tax purposes, a 2.8% tax rate has been used. The tax equivalent figure, however, does not include the potential effect of any local (including, but not limited to, county, district or city) taxes, including applicable surcharges. In addition, there may be pending legislation which could affect such stated tax rates or yields. Each investor should consult its tax adviser, and consider its own factual circumstances and applicable tax laws, in order to ascertain the relevant tax equivalent yield.

      Yields will fluctuate and are not necessarily representative of future results. You should remember that yield is a function of the type and quality of the instruments in the portfolio, portfolio maturity and operating expenses. Your principal in the Fund is not guaranteed. See "Determination of Net Asset Value" for a discussion of the manner in which the Fund's price per share is determined.

      From time to time, the Fund may use hypothetical tax equivalent yields or charts in its advertising. These hypothetical yields or charts will be used for illustrative purposes only and not as being representative of the Fund's past or future performance.

    Comparative performance information may be used from time to time in advertising or marketing Fund shares, including data from Lipper Analytical Services, Inc., Bank Rate Monitor(TM), IBC's Money Fund Report(TM), Morningstar, Inc. and other industry publications. Advertising materials for the Fund also may refer to or discuss then-current or past economic conditions, developments and/or events, including those relating to or arising from actual or proposed tax legislation. From time to time, advertising materials for the Fund also may refer to statistical or other information concerning trends relating to investment companies, as compiled by industry associations such as the Investment Company Institute.

                           INFORMATION ABOUT THE FUND


      Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Fund shares are of one class and have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription or conversion rights and are freely transferable.

      Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Board members or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Board member from office. Fund shareholders may remove a Board member by the affirmative vote of two-thirds of the Fund's outstanding voting shares. In addition, the Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.

      The Fund is organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts. Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Fund's Agreement and Declaration of Trust (the "Trust Agreement") disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Trust Agreement provides for indemnification from the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by the Fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Fund. The Fund intends to conduct its operations in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

      The Fund will send annual and semi-annual financial statements to all its shareholders.



                        COUNSEL AND INDEPENDENT AUDITORS

      Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the Fund's Prospectus.

      Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, independent auditors, have been selected as independent auditors of the Fund.

                                   APPENDIX A


       RISK FACTORS -- INVESTING IN PENNSYLVANIA MUNICIPAL OBLIGATIONS

      The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the Commonwealth of Pennsylvania (the "Commonwealth") and various local agencies, available as of the date of this Statement of Additional Information. While the Fund has not independently verified such information, it has no reason to believe that such information is not correct in all material respects.

    General. Pennsylvania historically has been dependent on heavy industry, although declines in the coal, steel and railroad industries have led to diversification of the Commonwealth's economy over the last thirty years. Recent sources of economic growth in Pennsylvania are in the service sector, including trade, medical and health services, education and financial institutions. Agriculture continues to be an important component of the Commonwealth's economic structure, with nearly one-third of the Commonwealth's total land area devoted to cropland, pasture and farm woodlands.

    In 1998, the population of Pennsylvania was 12 million, ranking fifth in the nation. According to the U.S. Bureau of the Census, Pennsylvania experienced a slight increase from the 1989 estimate of 11.87 million. Pennsylvania has a high proportion of persons 65 or older, and is highly urbanized, with almost 80% of the 1990 census population residing in the 15 Metropolitan Statistical Areas of the Commonwealth. The cities of Philadelphia and Pittsburgh, the Commonwealth's largest metropolitan statistical areas, together comprise approximately 44% of the Commonwealth's total population.

    The State's workforce is estimated at 5.9 million people, ranking as the sixth largest labor pool in the nation. Pennsylvania's average annual unemployment rate remained below the national average between 1986 and 1990. Slower economic growth caused the rate to rise to 7.0% in 1991 and 7.6% in 1992. The resumption of faster economic growth resulted in a decrease in the Commonwealth's unemployment rate to 7.1% in 1993. From 1994 through 1998, Pennsylvania's annual average unemployment rate was below that of the Middle Atlantic Region but slightly higher than that of the United States as a whole. Seasonally adjusted data for April 1999 shows an unemployment rate of 4.4%, compared to an unemployment rate of 4.3% for the United States as a whole.

    Financial Accounting. Pennsylvania utilizes the fund method of accounting and over 150 funds have been established for the purpose of recording receipts and disbursements, of which the General Fund is the largest. Most of the operating and administrative expenses are payable from the General Fund. The Motor License Fund is a special revenue fund that receives tax and fee revenues relating to motor fuels and vehicles, and except for one-half cent per gallon of the liquid fuels tax which is deposited in the Liquid Fuels Tax Fund for distribution to local municipalities, all such revenues are required to be used for highway purposes. Other special revenue funds have been established to receive specified revenues appropriated to specific departments, boards and/or commissions. Such funds include the Game, Fish, Boat, Banking Department, Milk Marketing, State Farm Products Show, State Racing and State Lottery Funds. The General Fund, all special revenue funds, the Debt Service Funds and the Capital Project Funds combine to form the Governmental Fund Types.

    The Tax Stabilization Reserve Fund was established in 1986 and provided with initial funding from General Fund appropriations. The Tax Stabilization Reserve Fund receives 15% of any budgetary basis fiscal year-end surplus of the General Fund and all proceeds from the disposition of assets of the Commonwealth not designated for deposit elsewhere. It is to be used for emergencies threatening the health, safety or welfare of citizens or to offset unanticipated revenue shortfalls due to economic downturns. Assets of the fund may be used upon recommendation by the Governor and an approving vote by two-thirds of the members of each house of the General Assembly. The fund balance is anticipated to be in excess of $932.0 million as of the close of the fiscal 1999.

    Enterprise funds are maintained for departments or programs operated like private enterprises. The largest of the Enterprise funds is the State Stores Fund, which is used for the receipts and disbursements of the Commonwealth's liquor store system. Sale and distribution of all liquor within Pennsylvania is a government enterprise.

    Financial information for the funds is maintained on a budgetary basis of accounting ("Budgetary"). Since 1984, the Commonwealth has also prepared financial statements in accordance with generally accepted accounting principles ("GAAP"). The GAAP statements have been audited jointly by the Auditor General of the Commonwealth and an independent public accounting firm. The Budgetary information is adjusted at fiscal year end to reflect appropriate accruals for financial reporting in conformity with GAAP. The Commonwealth maintains a June 30th fiscal year end.

    The Constitution of Pennsylvania provides that operating budget appropriations may not exceed the actual and estimated revenues and available surplus in the fiscal year for which funds are appropriated. Annual budgets are enacted for the General Fund and for certain special revenue funds which represent the majority of expenditures of the Commonwealth.

    Revenues and Expenditures. Pennsylvania's Governmental Fund Types receive over 57% of their revenues from taxes levied by the Commonwealth. Interest earnings, licenses and fees, lottery ticket sales, liquor store profits, miscellaneous revenues, augmentations and federal government grants supply the balance of the receipts to these funds. Revenues not required to be deposited in another fund are deposited in the General Fund. The major tax sources for the General Fund are the 6% sales and use tax (33.9% of General Fund revenues in fiscal 1998), the 2.8% personal income tax (34.4% of General Fund revenues in fiscal 1998) and the 9.99% corporate net income tax (9.4% of General Fund revenues in fiscal 1998). Tax and fee proceeds relating to motor fuels and vehicles are constitutionally dedicated to highway purposes and are deposited into the Motor License Fund. The major sources of revenues for the Motor License Fund include the liquid fuels tax and the oil company franchise tax. That Fund also receives revenues from fees levied on heavy trucks and from taxes on fuels used for aviation purposes. These latter revenues are restricted to the repair and construction of highway bridges and aviation programs, respectively. Revenues from lottery ticket sales are deposited in the State Lottery Fund and are reserved by statute for programs to benefit senior citizens.

    Pennsylvania's major expenditures include funding for education ($7.5 billion of fiscal 1998 expenditures, and $7.85 billion of the fiscal 1999 budget) and public health and human services ($13.5 billion of fiscal 1998 expenditures, and $15.1 billion of the fiscal 1999 budget).

    Governmental Fund Types: Financial Condition/Results of Operations (GAAP Basis). Financial conditions during fiscal years 1991 through 1995 were distinguished by slow economic growth and a rapid expansion of the costs of certain governmental programs that together produced a significant stress on the Commonwealth's budget. These problems were particularly evident during fiscal years 1990 and 1991 when revenues were significantly below projections, and expenditures, largely driven by demand for public welfare services, rose above budgeted amounts. Actions taken during fiscal 1992 to bring the General Fund back into balance, including tax increases and expenditure restraints, resulted in a $1.1 billion reduction to the unreserved-undesignated fund deficit for combined Governmental Fund Types and a return to a positive fund balance. The fund balance for the governmental fund types, as restated, increased during the 1994 through 1998 fiscal years. As of June 30, 1998, the fund balance totaled approximately $1,959 million, including an unreserved-undesignated fund balance of $497.0 million. In view of current budget projections showing higher expenditures and slower growth in future fiscal years, the fund balance is expected to decline in future years.

General Fund: Financial Condition/Results of Operations.

    Five Year Overview (GAAP Basis). For the five year period FY 1994 through FY 1998, total revenues and other sources rose at a 4.7% average annual rate while total expenditures and other uses grew by 4.0% annually. The majority of the increase in total revenues and other sources during this period occurred during fiscal 1998 due to tax and fee increases. Also, improved financial results and structural cash flow modifications contributed to lower borrowing.

    Fiscal 1997 Financial Results (GAAP Basis): For fiscal 1997, assets increased $563.4 million and liabilities declined $166.3 million to produce a $729.7 million increase in fund balance at June 30, 1997. The fund balance increase during fiscal 1997 has brought a restoration of an undesignated-unreserved balance. The $187.3 million undesignated-unreserved balance was the first recorded since fiscal 1994. Total revenues and other sources rose 3.5% for fiscal 1997. An increase of 5.5% in tax revenue aided by an improving State economy was partially offset by a $175.2 million decline in intergovernmental revenues. Expenditures and other uses increased 1.0% for the fiscal year. As in the past several fiscal years, expenditure increases were led by protection of persons and property program costs. Fiscal 1997 costs for this program rose by 4.7%, the largest increase for a program. General government program costs for fiscal 1997 declined by 14.3% from the fiscal year earlier. A reduction in estimated expenditures for maintaining the Commonwealth's self-insured worker's compensation program is largely responsible for the decline.

    Fiscal 1997 Financial Results (Budgetary Basis): The unappropriated balance of Commonwealth revenues increased during the 1997 fiscal year by $432.9 million; higher than estimated revenues and slightly lower expenditures than budgeted caused the increase. The unappropriated balance rose from an adjusted amount of $158.5 million at the beginning of fiscal 1997, to $591.4 million (prior to reserves for transfer to the Tax Stabilization Reserve Fund) at the close of the fiscal year. Transfers to the Tax Stabilization Reserve Fund for fiscal 1997 operations were $188.7 million, of which $88.7 million represents the normal 15% of the ending unappropriated balance, plus an additional $100.0 million authorized by the General Assembly when it enacted the fiscal 1998 budget. Commonwealth revenues (prior to tax refunds) during the fiscal year totaled $17.3206 billion, which was $576.1 million (3.4%) above the budget estimate. Revenue from taxes was the largest contributor to higher than estimated receipts. Tax revenue in fiscal 1997 grew 6.1% over tax revenues in fiscal 1996. Personal income collections were $236.3 million over estimate representing a 6.9% increase over fiscal 1996 receipts. Receipts of the sales and use tax were $185.6 million over estimate representing a 6.2% increase. Collections of corporate taxes also exceeded their estimates for the fiscal year. Non-tax revenues were $19.8 million (5.8%) over estimate mostly due to higher than anticipated interest earnings. Expenditures from Commonwealth revenues (excluding pooled financing expenditures) during fiscal 1997 totaled $16.3477 billion and were close to the estimate made in February 1997.

    Fiscal 1998 Financial Results (GAAP Basis): For fiscal 1998, general fund (including the Tax Stabilization Reserve Fund) assets increased $705.1 million and liabilities rose by $111.1 million during the fiscal year. These changes contributed to a $310.3 million rise in the undesignated-unreserved balance for June 30, 1998, to $497.6 million, the highest level achieved since audited GAAP reporting was instituted in 1984. Fiscal 1998 total revenues and other sources rose 4.3% led by an 11.1% increase in other revenues, largely charges for sales and services and investment income. Tax revenues rose 4.2%. Expenditures and other uses during fiscal 1998 rose by 4.5%. Program areas with the largest percentage increase for the fiscal year were economic development and assistance (21.3%), transportation (19.3%) and general government (14.3%).

    Fiscal 1998 Financial Results (Budgetary Basis): Operations during the 1998 fiscal year increased the unappropriated balance of Commonwealth revenues during that period by $86.4 million to $488.7 million at June 30, 1998 (prior to transfers to the Tax Stabilization Reserve Fund). Higher than estimated revenues, offset in part by increased reserves for tax refunds and by slightly lower expenditures than budgeted were responsible for the increase. Transfers to the Tax Stabilization Reserve Fund for fiscal 1998 operations total $223.3 million consisting of $73.3 million representing the required transfer of 15% of the ending unappropriated surplus balance, plus an additional $150.0 million authorized by the General Assembly when it enacted the fiscal 1999 budget. With these transfers, the balance in the Tax Stabilization Reserve Fund exceeds $668.0 million and represents 3.7% of fiscal 1998 revenues. Commonwealth revenues (prior to tax refunds) during the fiscal year totaled $18.1232 billion, or $676.1 million (3.9%) above the estimate made at the time the budget was enacted. Tax revenue received in fiscal 1998 grew 4.8% over tax revenues received during fiscal 1997. This rate of increase includes the effect of legislated tax reductions that affected receipts during both fiscal years and therefore understates the actual underlying rate of growth of tax revenue during fiscal 1998. Personal income tax collections were $416.6 million over estimate representing an 8.5% increase over fiscal 1997 receipts. Sales and use tax receipts were $6.2 million over estimate representing a 1.9% increase. Aggregate receipts from corporate taxes also exceeded the estimate for the fiscal year. Non-tax revenues were $27.5 million (8.6%) over estimate, mostly due to greater than anticipated interest earnings for the fiscal year. Reserves established during fiscal 1998 for tax refunds totaled $910.0 million. This amount is a $370.0 million increase over tax refund reserves for fiscal 1997 representing an increase of 68.5% due to a change in which tax refund liabilities are recognized on a budgetary basis. Expenditures from all fiscal 1998 appropriations of Commonwealth revenues totaled $17,229.8 million, an increase of 4.5% over fiscal 1997 appropriation expenditures.

    Fiscal 1999 Budget (Budgetary Basis): At the time the budget for fiscal 1999 was enacted in April 1998, the official revenue estimate for fiscal year 1999 was established at $18.4566 billion. Enactment of tax legislation in November 1998 reduced estimated revenues by a net $2.4 million. The official revenue estimate, based on an economic forecast for national gross domestic product, forecasted slowing economic activity based on expectations that consumers would reduce their pace of spending, particularly on motor vehicles, housing and other durable goods. Business is also expected to trim its spending on fixed investments, and foreign demand for domestic goods is expected to decline in reaction to economic difficulties in Asia and Latin America, while an economic recovery in Europe is expected to proceed slowly. The underlying growth rate, excluding any effect of scheduled or proposed tax changes, for the General Fund fiscal 1999 official revenue estimate is 3.0% over actual fiscal 1998 revenues. When adjusted to include the estimated effect of enacted tax changes, fiscal 1999 Commonwealth revenues are projected to increase by 1.6% over actual Commonwealth revenues for fiscal 1998. Tax reductions enacted with the 1999 fiscal year budget totaled an estimated $241.0 million for fiscal 1999, including among other changes, a reduction of the capital stock and franchise tax rate from 12.75 mills to 11.99 mills ($72.5 million); elimination of the personal income tax on gains from the sale of an individual's residence ($30.0 million); extension of the time period from three to ten years over which net operating loss deductions may be taken for the corporate net income tax ($17.8 million); and expansion of various sales tax exemptions ($40.4 million).

    Appropriations enacted for fiscal 1999 were 4.1% ($713.2 million) above the appropriations enacted for fiscal 1998. Major increases in expenditures budgeted for fiscal 1999 included: $249.5 million in direct support of local school district education costs; $60.4 million for higher education; $56.5 million to fund the correctional system; $121.1 million for long-term care medical assistance costs; and $14.4 million for technology and Year 2000 investments. In May 1999, along with the adoption of the fiscal 2000 budget, supplemental fiscal 1999 appropriations totaling $357.8 million were enacted. Of this amount, $200.0 million was appropriated for general obligation debt service that will be available to retire outstanding debt and $90.0 million is proposed to pay additional medical assistance costs anticipated to occur in fiscal 1999. With these additional amounts, total appropriations for fiscal 1999 represent a 6.2% increase over fiscal 1998 appropriations. An anticipated $180.0 million of appropriation lapses and anticipated additional revenues provide the funding for the additional appropriations. Reserves for tax refunds for fiscal 1999 total $631.0 million, a $26.2 million increase over the budget as enacted. This amount includes $33.1 million of tax refunds anticipated from the enacted fiscal 1999 tax changes.

    Current revenue estimates for fiscal 1999 anticipate $722.0 million of receipts above the official estimate used at the time of enactment of the fiscal 1999 budget. As of the fiscal year through May 1999, revenues are $627.0 million over the official estimate, principally due to receipts from the sales tax and the personal income tax. The higher revenues will more than offset the planned draw down of the $265.4 million beginning unappropriated balance. The fiscal year-end unappropriated surplus is projected to rise by $364.3 million to $629.7 million, before transfers to the Tax Stabilization Reserve Fund but this amount should be exceeded. The transfer to the Tax Stabilization Reserve Fund for fiscal 1999 is currently estimated at $244.5 million, and with this anticipated transfer, the Fund will total approximately $932.0 million, representing 4.9% of General Fund reserves.

    Proposed Fiscal 2000 Budget: The General Fund budget for the 1999-2000 fiscal year was approved by the General Assembly in May 1999. The adopted budget includes estimated spending of $19.1038 billion and estimated revenues (net of estimated tax refunds and enacted tax changes) of $18.7185 billion. Funds to cover the $342.1 million difference between estimated revenues and projected spending will be obtained from a draw down of the projected fiscal 1999 year-end balance. The level of proposed spending represents an increase of 3.8% over the revised spending authorized for fiscal 1999 of $18.3603 billion. Enacted tax changes effective for fiscal 2000 total a net reduction of $380.2 million for the General Fund.

    The estimate of Commonwealth revenues for fiscal 1999 is based on an economic forecast for real gross domestic product to grow at a 1.4% rate. Growth of real gross domestic product is expected to be restrained by a slowing of the rate of consumer spending to a level consistent with personal income gains and by smaller gains in business investment in response to falling capacity utilization and profits. Slowing economic growth is expected to cause the unemployment rate to rise through the fiscal year but inflation is expected to remain moderate. Trends for the Pennsylvania economy are expected to maintain their close association with national economic trends. Personal income growth is anticipated to remain slightly below that of the U.S. while the Pennsylvania unemployment rate is anticipated to be very close to the national rate.

    Commonwealth revenues (excluding the estimated cost of enacted tax reductions) are projected to increase by 3.1% over revised fiscal 1999 estimates, with tax revenues expected to rise by 2.9%. Appropriations from Commonwealth funds increase by 3.8% over revised fiscal 1999 appropriations. Program areas that have been proposed to receive funding increases above the 2.9 % average include corrections, basic education, special education, and medical assistance. Enacted tax cuts for fiscal 2000 total an estimated $380.2 million in the General Fund. The major components of the tax reductions are: (i) the tax rate for the capital stock and franchise taxes by one mill to 10.99 mills ($91.6 million); (ii) repeal the gross receipts tax on regulated gas companies ($78.4 million); (iii) lower the current $300 minimum capital stock and franchise tax to $200 ($16.2 million); (iv) raise the annual cap on net operating loss credits per taxpayer from $1.0 million to $2.0 million ($35.5 million); (v) increase the weighting from 50% to 60% of the sales factor used in the apportionment formula to calculate Pennsylvania taxable income for corporate net income purposes ($31.5 million); (vi) restructure the public utility realty tax ($54.6 million); and (vii) expand the income limit to qualify for personal income tax forgiveness by $500 to $6,500 per dependent ($7.5 million). Most major changes are effective January 1, 1999.

    Motor License Fund: The State Constitution requires that all proceeds of motor fuels taxes, vehicle registration fees, license taxes, operators' license fees and other excise taxes imposed on products used in motor transportation shall be used exclusively for construction, reconstruction, maintenance and repair of and safety on highways and bridges and for the payment of debt service on obligations incurred for such purposes. The Motor License Fund is the fund through which most such revenues are accounted for and expended. Portions of certain taxes whose receipts are deposited into the Motor License Fund are legislatively restricted to specific transportation program. These receipts are accounted for in restricted accounts in the Motor License Fund and are not included in the budgetary basis presentations or discussion on the Motor License Fund. The Motor License Fund budgetary basis includes only unrestricted revenue available for annual appropriation for highway and bridge purposes.

    Commonwealth Debt. Current constitutional provisions permit Pennsylvania to issue the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster, (ii) electorate approved debt, (iii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years, (iv) tax anticipation notes payable in the fiscal year of issuance. All debt except tax anticipation notes must be amortized in substantial and regular amounts.

    General obligation debt totaled $4,724.5 million at June 30, 1998, a decrease of $70.6 million from June 30, 1997. Over the 10-year period ended June 30, 1998, total outstanding general obligation debt increased at an annual rate of 0.1%, but for the five years ended June 30, 1998, it has decreased at the annual rate of 1.3%. All outstanding general obligation bonds of the Commonwealth are rated "AA" by Standard and Poor's Corporation, "Aa3" by Moody's Investors Service, and "AA" by Fitch Investors Service. The ratings reflect only the views of the rating agencies.

    Pennsylvania engages in short-term borrowing to fund expenses within a fiscal year through the sale of tax anticipation notes, subject to applicable statutory and constitutional limitations generally imposed on bonds. The principal amount issued, when added to that already outstanding, may not exceed in aggregate 20% of the revenues estimated to accrue to the appropriate fund in the fiscal year. The Commonwealth is not permitted to fund deficits between fiscal years with any form of debt, and all year-end deficit balances must be funded within the succeeding fiscal year's budget. Pennsylvania issued a total of $225.0 million of tax anticipation notes for the account of the General Fund in fiscal 1998, and none in fiscal 1999. The term of such borrowings may not exceed three years. As of April 30, 1999, there were $21.4 million of bond anticipation notes outstanding, all of which must mature by February 2, 2000.

    State-related Obligations. Certain state-created agencies have statutory authorization to incur debt for which no legislation providing for state appropriations to pay debt service thereon is required. The debt of these agencies is supported by assets of, or revenues derived from, the various projects financed and the debt of such agencies is not an obligation of Pennsylvania although some of the agencies are indirectly dependent on Commonwealth appropriations. The following agencies had debt currently outstanding as of June 30, 1998: Delaware River Joint Toll Bridge Commission ($51.4 million), Delaware River Port Authority ($504.1 million), Pennsylvania Economic Development Financing Authority ($1,106.4 million), Pennsylvania Energy Development Authority ($43.1 million), Pennsylvania Higher Education Assistance Agency ($1,633.8 million), Pennsylvania Higher Educational Facilities Authority ($3,057.6 million), Pennsylvania Industrial Development Authority ($394.5 million), Pennsylvania Infrastructure Investment Authority ($196.4 million), Pennsylvania Turnpike Commission ($1,127.9 million), Philadelphia Regional Port Authority ($59.5 million), and the State Public School Building Authority ($343.3 million). In addition, the Governor is statutorily required to place in the budget of the Commonwealth an amount sufficient to make up any deficiency in the capital reserve fund created for, or to avoid default on, bonds issued by the Pennsylvania Housing Finance Agency ($2,716.4 million of revenue bonds as of June 30, 1998), and an amount of funds sufficient to alleviate any deficiency that may arise in the debt service reserve fund for bonds issued by The Hospitals and Higher Education Facilities Authority of Philadelphia ($1.1 million of the loan principal was outstanding as of June 30, 1998.)

    Litigation. Certain litigation is pending against the Commonwealth that could adversely affect the ability of the Commonwealth to pay debt service on its obligations, including suits relating to the following matters: (i) Approximately 3,500 tort suits are pending against the Commonwealth pursuant to the General Assembly's 1978 approval of a limited waiver of sovereign immunity which permits recovery of damages for any loss up to $250,000 per person and $1,000,000 per accident ($20 million was appropriated from the Motor License Fund for fiscal 1999); (ii) The ACLU filed suit in April 1990 in federal court demanding additional funding for child welfare services (no estimates of potential liability are available), which the Commonwealth is seeking to have dismissed based on, among other things, the settlement in a similar Commonwealth Court action that provided for more funding in fiscal 1991 as well as a commitment to pay to counties $30.0 million over 5 years. In January 1992, the district court denied the ACLU's motion for class certification, but that ruling was overturned in 1994 by the Third Circuit. In July 1998, the plaintiffs entered into a settlement agreement with the City of Philadelphia and related parties, and the district court has preliminarily approved the settlement; (iii) In 1987, the Supreme Court of Pennsylvania held that the statutory scheme for county funding of the judicial system was in conflict with the Pennsylvania Constitution but stayed judgment pending enactment by the legislature of funding consistent with the opinion. In response to an action in mandamus filed by the State Association of County Commissioner, the Court appointed Senior Judge Frank
J. Montemuro, Jr. as special master to devise and submit a plan for implementation of its order. In July 1997, Justice Montemuro filed the Interim Report of the Master wherein he recommends a four phase transition to state funding of a unified Judicial system, during each of which specified court employees would transfer into the state payroll system. Numerous objections to the report were filed by September 1, 1997, but the Court has taken no action on them. As Phase I of his proposed plan, Justice Montemuro recommended that the General Assembly provide for an administrative structure of local court administrators to be employed by the Administrative Office of Pennsylvania Courts, a state agency. In April 1998, the General Assembly enacted the General Appropriation Act of 1998, including an appropriation to the Supreme Court of approximately $12.0 million to enable the Commonwealth to implement Phase I of Justice Montemuro's plan; however, no funds may be expended until legislation has been approved by the General Assembly providing for the payment of Commonwealth compensation of county court administrators. Because no such legislation has yet been enacted, the $12.0 million appropriated to the Judicial Department cannot be used; (iv) Actions have been filed in both state and federal court by an association of rural and small schools and several individual school districts and parents challenging the constitutionality of the Commonwealth's system for funding local school districts. The federal case has been stayed pending resolution of the state case. After a lengthy trial, Judge Pellegrini on July 9, 1998, issued an opinion and decree nisi dismissing the petitioners' claim in its entirety, holding that Pennsylvania's system for funding public schools is constitutional under both the education clause and the equal protection clause of the Pennsylvania Constitution. The petitioners filed a timely motion for post-trial relief, taking exception to many of the findings of fact and conclusions of law, and also filed an application with the Supreme Court of Pennsylvania to assume extraordinary, plenary jurisdiction over the case to decide one legal issue. The Supreme Court accepted the case, and indicated that it will not hear oral argument but will decide the petitioners' motion based on the briefs alone. There is no available estimate of potential liability; (v) Several banks have filed suit against the Commonwealth contesting the constitutionality of a 1989 law imposing a bank shares tax on banking institutions. After the Commonwealth Court ruled in favor of the Commonwealth, finding no constitutional deficiencies, Fidelity Bank, the Commonwealth, and certain intervenor banks filed Notices of Appeal to the Pennsylvania Supreme Court. Pursuant to a Settlement Agreement the Commonwealth agreed to enter a credit in favor of Fidelity in settlement of the constitutional and non-constitutional issues including interest. Pursuant to a separate Settlement Agreement the Commonwealth settled with the intervening banks, referred to as "New Banks." Although the described settlements have quantified the Commonwealth's exposure to Fidelity and the intervening banks, other banks filed protective Petitions, and Royal Bank pursued new constitutional challenges in the Commonwealth Court. In January 1998, the Commonwealth Court upheld the Act's constitutionality and in May 1999, the Supreme Court affirmed the ruling; (vi) In November 1995, the Commonwealth and the Governor, along with the City of Philadelphia and its Mayor, were joined as additional respondents in an enforcement action commenced in Commonwealth Court in 1973 by the Pennsylvania Human Relations Commission against the School District of Philadelphia pursuant to the Pennsylvania Human Relations Act. The enforcement action was pursued to remedy unintentional conditions of segregation in the public schools of Philadelphia. The Commonwealth and the City were joined in the "remedial phase" of the proceeding to determine their liability, if any, and to pay additional costs necessary to remedy the unlawful conditions found to exist in the Philadelphia public schools. After trial, Judge Smith issued an Opinion and Order, granting in relevant part, judgment in favor of the School District of Philadelphia and ASPIRA and against the Commonwealth and Governor. The Commonwealth appealed and requested the Supreme Court to enter judgments in favor of the Commonwealth and the Governor on all claims. In February 1998, the Supreme Court heard oral argument on these issues and took the matter under advisement; (vii) In February 1997, five residents of the City of Philadelphia, on their own behalf and on behalf of their school-aged children, joined by the City of Philadelphia, the School District of Philadelphia, and two non-profit organizations, filed in the Commonwealth Court of Pennsylvania a civil action for declaratory judgment against the Commonwealth of Pennsylvania and several state officials. The petitioners claim, inter alia, that Pennsylvania's statutory financing and funding of the education system is unconstitutional as applied to the School District of Philadelphia. The respondents filed preliminary objections seeking dismissal of the action, and in March 1998, the Commonwealth Court sustained the respondents' preliminary objections and dismissed the case on the grounds that the issues presented are not justiciable. An appeal to the Supreme Court of Pennsylvania is pending and briefing is complete. The Court has indicated that it will decide the case based solely on the briefs; it will not hear oral argument; and (viii) In March 1997, Rite Aid filed in the U.S. District Court a civil action against the Secretary of Public Welfare (Secretary), alleging that the state regulation governing payment rates for prescription drugs and related services provided to recipients of benefits under the Pennsylvania Medical Assistance Program (Medicaid) violated various provisions of Title XIX of the Social Security Act (the Medicaid Act) and regulations of the U.S. Department of Health and Human Services, as well as provisions of state law and federal constitutional due process. After allowing the Pennsylvania Pharmacists Association (PPA) to intervene as a plaintiff, the district court granted motions of Rite Aid and PPA for summary judgment and denied a cross-motion of the Secretary. The court declared that the pharmacy reimbursement rates made effective after October 1, 1995, were adopted by the Secretary in violation of the Medicaid Act and enjoined the Secretary from using those rates for reimbursement of any prescription drugs and related services provided to Medicaid recipients after October 1, 1998. The Secretary timely appealed the district court's orders, and Rite Aid and PPA filed cross-appeals. On March 22, 1999, the U.S. Court of Appeals for the Third Circuit reversed the district court's order and remanded for further proceedings, holding inter alia that the Secretary had not violated the Medicaid Act in adopting rates in 1995. The plaintiffs have filed an application for rehearing.

    Philadelphia. The City of Philadelphia is the largest city in the Commonwealth, with an estimated population of 1,585,577 according to the 1990 Census. Philadelphia functions both as a city of the first class and a county for the purpose of administering various governmental programs.

    Legislation providing for the establishment of the Pennsylvania Intergovernmental Cooperation Authority ("PICA") to assist first class cities in remedying fiscal emergencies was enacted by the General Assembly and approved by the Governor in June 1991. PICA is designed to provide assistance through the issuance of funding debt to liquidate budget deficits and to make factual findings and recommendations to the assisted city concerning its budgetary and fiscal affairs. An intergovernmental cooperation agreement between Philadelphia and PICA was approved by City Council and the PICA Board and signed by the Mayor in January, 1992. At the present time, Philadelphia is operating under a five year fiscal plan approved by PICA on June 9, 1998.

    PICA has issued $2,371.7 million of its Special Tax Revenue Bonds. This financial assistance has included the refunding of certain City general obligation bonds, funding of capital projects and the liquidation of the cumulative general fund balance deficit of Philadelphia as of June 30, 1992, of $224.9 million. The audited General Fund balance as of June 30, 1998, showed a surplus of approximately $169.2 million.

                                   APPENDIX B

    Description of certain S&P, Moody's and Fitch ratings:

S&P

Municipal Bond Ratings

      An S&P municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation.

      The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable, and will include: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                                       AAA

      Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                                       AA

      Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. The AA rating may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the category.

Municipal Note Ratings

                                      SP-1

      The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

Commercial Paper Ratings

      The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.
Moody's

Municipal Bond Ratings

                                       Aaa


      Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


                                       Aa


      Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.


      For bond issues in the health care, higher education and other not-for-profit sectors, Moody's provides numerical modifiers 1,2 and 3; the modifier 1 indicates that the issue ranks in the higher end of the rating category; the modifier 2 indicates that the issue is in the mid-range of the rating category; and the modifier 3 indicates that the issue is in the low end of the rating category. For all other municipal bonds rated As, Moody's provides either an Aa or Aa1 rating, with the latter indicating that the issue ranks in the higher end of the rating category.

Municipal Note Ratings

      Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). Such ratings recognize the difference between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run.

      A short-term rating also may be assigned on an issue having a demand feature. Such ratings will be designated as VMIG or, if the demand feature is not rated, as NR. Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met.

      Moody's short-term ratings are designated Moody's Investment Grade as MIG 1 or VMIG 1 through MIG 4 or VMIG 4. As the name implies, when Moody's assigns a MIG or VMIG rating, all categories define an investment grade situation.
                                  MIG 1/VMIG 1

      This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                                  MIG 2/VMIG 2

      This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

Commercial Paper Ratings

      The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 (P-2) have a strong ability for repayment of senior short-term debt obligations. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Fitch

Municipal Bond Ratings

      The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

                                       AAA

      Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                                       AA

      Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

      Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category.

Short-Term Ratings

      Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

      Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

                                      F-1+

      Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                                       F-1

      Very Strong Credit Quality. Issues carrying this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

                                       F-2

      Good Credit Rating. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 categories.

                DREYFUS PENNSYLVANIA MUNICIPAL MONEY MARKET FUND


                            PART C. OTHER INFORMATION
                             --------------------------


Item 23.   Exhibits. - List
-------    -----------------------------------------------------


           Exhibits:

   (a) Registrant's Agreement and Declaration of Trust is incorporated by reference to Exhibit(1) to Post-Effective Amendment No. 6 to the Registration
           Statement on Form N-1A filed on January 31, 1996.


   (b)     Registrant's By-Laws


   (d) Registrant's Management Agreement is incorporated by reference to Exhibit (5) of Post-Effective Amendment
           No. 5 to the Registration Statement filed on Form N-1A, filed on November 25, 1994.


   (e)     Registrant's Distribution Agreement.


   (f) Registrant's Custody Agreement is incorporated by reference to Exhibit (8)(a) to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A filed on January 31, 1996. Registrant's Sub-Custodian Agreements are incorporated by reference to Exhibit
           (8)(b) to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A filed on January 31, 1996.

   (h) Registrant's Shareholder Services Plan is incorporated by reference to Exhibit (9) of Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A filed on November 25, 1994.

   (i) Opinion and consent of Stroock & Stroock & Lavan LLP, Registrant's Counsel is incorporated by reference to Exhibit (10) of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A filed on January 31, 1996.

   (j)     Consent of Ernst & Young LLP, Independent Auditors.

-------    -----------------------------------------------------

           Other Exhibits

                (a) Powers of Attorney for Joseph S. DiMartino and Gordon J. Davis, Board members are incorporated by reference to Item 24 - Other Exhibits (a) to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A filed on January 31, 1996. Powers of Attorney for David N. Burke, Joni Evans, Arnold S. Hiatt, Burton N. Wallack, Board members; also for Marie E. Connolly, President are incorporated by reference to
                     Exhibit 24 of Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A filed on November 30, 1994,


Item 24.   Persons Controlled by or under Common Control with
Registrant.
-------
--------------------------------------------------------------

           Not Applicable

Item 25.      Indemnification
-------       ---------------

             Reference is made to Article EIGHTH of the Registrant's Articles of Incorporation, filed as Exhibit hereto. The application of these provisions is limited to Article 10 of the Registrant's By-Laws filed as Exhibit 2 hereto and by the following undertaking set forth in the rules promulgated by the Securities and Exchange
             Commission:

             Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

         Reference is also made to the Distribution Agreement, which is incorporated by Reference to Exhibit (6) of Post-Effective Amendment No. 5 filed on November 25, 1994.

Item 26.   Business and Other Connections of Investment Adviser.
-------    ----------------------------------------------------

           The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser, manager and distributor for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, is a registered broker-dealer. Dreyfus Management, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals.


ITEM 26           Business and Other Connections of Investment Adviser (continued)

                  Officers and Directors of Investment Adviser

Name and Position
With Dreyfus                       Other Businesses                      Position Held              Dates
Christopher M. Condron             Franklin Portfolio Associates, LLC*   Director                   1/97 - Present
Chairman of the Board and
Chief Executive Officer            TBCAM Holdings, Inc.*                 Director                   10/97 - Present
                                                                         President                  10/97 - 6/98
                                                                         Chairman                   10/97 - 6/98

                                   The Boston Company                    Director                   1/98 - Present
                                   Asset Management, LLC*                Chairman                   1/98 - 6/98
                                                                         President                  1/98 - 6/98

                                   The Boston Company                    President                  9/95 - 1/98
                                   Asset Management, Inc.*               Chairman                   4/95 - 1/98
                                                                         Director                   4/95 - 1/98

                                   Franklin Portfolio Holdings, Inc.*    Director                   1/97 - Present


                                   Certus Asset Advisors Corp.**         Director                   6/95 -Present

                                   Mellon Capital Management             Director                   5/95 -Present
                                   Corporation***

                                   Mellon Bond Associates, LLP+          Executive Committee        1/98 - Present
                                                                         Member

                                   Mellon Bond Associates+               Trustee                    5/95 -1/98

                                   Mellon Equity Associates, LLP+        Executive Committee        1/98 - Present
                                                                         Member

                                   Mellon Equity Associates+             Trustee                    5/95 - 1/98

                                   Boston Safe Advisors, Inc. *          Director                   5/95 - Present
                                                                         President                  5/95 - Present

                                   Mellon Bank, N.A. +                   Director                   1/99 - Present
                                                                         Chief Operating Officer    3/98 - Present
                                                                         President                  3/98 - Present
                                                                         Vice Chairman              11/94 - 3/98



                                   Mellon Financial Corporation+         Chief Operating Officer    1/99 - Present
                                                                         President                  1/99 - Present
                                                                         Director                   1/98 - Present
                                                                         Vice Chairman              11/94 - 1/99


Christopher M. Condron             The Boston Company, Inc.*             Vice Chairman              1/94 - Present
Chairman and Chief Executive                                             Director                   5/93 - Present
Officer
(Continued)                        Laurel Capital Advisors, LLP+         Exec. Committee            1/98 - 8/98
                                                                         Member


                                   Laurel Capital Advisors+              Trustee                    10/93 - 1/98


                                   Boston Safe Deposit and Trust         Director                   5/93 -Present
                                   Company*

                                   The Boston Company Financial          President                  6/89 - Present
                                   Strategies, Inc. *                    Director                   6/89 - Present


Mandell L. Berman                  Self-Employed                         Real Estate Consultant,    11/74 -  Present
Director                           29100 Northwestern Highway            Residential Builder and
                                   Suite 370                             Private Investor
                                   Southfield, MI 48034

Burton C. Borgelt                  DeVlieg Bullard, Inc.                 Director                   1/93 - Present
Director                           1 Gorham Island
                                   Westport, CT 06880


                                   Mellon Financial Corporation+         Director                   6/91 - Present


                                   Mellon Bank, N.A. +                   Director                   6/91 - Present

                                   Dentsply International, Inc.          Director                   2/81 - Present
                                   570 West College Avenue
                                   York, PA

                                   Quill Corporation                     Director                   3/93 - Present
                                   Lincolnshire, IL

Stephen E. Canter                  Dreyfus Investment                    Chairman of the Board      1/97 - Present
President, Chief Operating         Advisors, Inc.++                      Director                   5/95 - Present
Officer, Chief Investment                                                President                  5/95 - Present
Officer, and Director
                                   Newton Management Limited             Director                   2/99 - Present
                                   London, England

                                   Mellon Bond Associates, LLP+          Executive Committee        1/99 - Present
                                                                         Member

                                   Mellon Equity Associates, LLP+        Executive Committee        1/99 - Present
                                                                         Member

                                   Franklin Portfolio Associates, LLC*   Director                   2/99 - Present

                                   Franklin Portfolio Holdings, Inc.*    Director                   2/99 - Present

                                   The Boston Company Asset              Director                   2/99 - Present
                                   Management, LLC*

                                   TBCAM Holdings, Inc.*                 Director                   2/99 - Present

                                   Mellon Capital Management             Director                   1/99 - Present
                                   Corporation***



Stephen E. Canter                  Founders Asset Management, LLC****    Member, Board of           12/97 - Present
President, Chief Operating                                               Managers
Officer, Chief Investment                                                Acting Chief Executive     7/98 - 12/98
Officer, and Director                                                    Officer
(Continued)
                                   The Dreyfus Trust Company+++          Director                   6/95 - Present
                                                                         Chairman                   1/99 - Present
                                                                         President                  1/99 - Present
                                                                         Chief Executive Officer    1/99 - Present

Thomas F. Eggers                   Dreyfus Service Corporation++         Executive Vice President   4/96 - Present
Vice Chairman - Institutional                                            Director                   9/96 - Present
and Director
                                   Founders Asset Management, LLC****    Member, Board of Managers  2/99 - Present

                                   Dreyfus Investment Advisors, Inc.     Director                   1/00 - Present


                                   Dreyfus Service Organization++        Director                   3/99 - Present

                                   Dreyfus Insurance Agency of           Director                   3/99 - Present
                                   Massachusetts, Inc. +++

                                   Dreyfus Brokerage Services, Inc.      Director                   11/97 - 6/98
                                   401 North Maple Avenue
                                   Beverly Hills, CA.


Steven G. Elliott                  Mellon Financial Corporation+         Senior Vice Chairman       1/99 - Present
Director                                                                 Chief Financial Officer    1/90 - Present
                                                                         Vice Chairman              6/92 - 1/99
                                                                         Treasurer                  1/90 - 5/98


                                   Mellon Bank, N.A.+                    Senior Vice Chairman       3/98 - Present
                                                                         Vice Chairman              6/92 - 3/98
                                                                         Chief Financial Officer    1/90 - Present

                                   Mellon EFT Services Corporation       Director                   10/98 - Present
                                   Mellon Bank Center, 8th Floor
                                   1735 Market Street
                                   Philadelphia, PA 19103

                                   Mellon Financial Services             Director                   1/96 - Present
                                   Corporation #1                        Vice President             1/96 - Present
                                   Mellon Bank Center, 8th Floor
                                   1735 Market Street
                                   Philadelphia, PA 19103

                                   Boston Group Holdings, Inc.*          Vice President             5/93 - Present

                                   APT Holdings Corporation              Treasurer                  12/87 - Present
                                   Pike Creek Operations Center
                                   4500 New Linden Hill Road
                                   Wilmington, DE 19808

                                   Allomon Corporation                   Director                   12/87 - Present
                                   Two Mellon Bank Center
                                   Pittsburgh, PA 15259

                                   Collection Services Corporation       Controller                 10/90 - 2/99
                                   500 Grant Street                      Director                   9/88 - 2/99
                                   Pittsburgh, PA 15258                  Vice President             9/88 - 2/99
                                                                         Treasurer                  9/88 - 2/99




Steven G. Elliott                  Mellon Financial Company+             Principal Exec. Officer    1/88 - Present
Director (Continued)                                                     Chief Executive Officer    8/87 - Present
                                                                         Director                   8/87 - Present
                                                                         President                  8/87 - Present

                                   Mellon Overseas Investments           Director                   4/88 - Present
                                   Corporation+


                                   Mellon Financial Services             Treasurer                  12/87 - Present
                                   Corporation +

                                   Mellon Financial Markets, Inc.+       Director                   1/99 - Present

                                   Mellon Financial Services             Director                   1/99 - Present
                                   Corporation #17
                                   Fort Lee, NJ

                                   Mellon Mortgage Company               Director                   1/99 - Present
                                   Houston, TX

                                   Mellon Ventures, Inc. +               Director                   1/99 - Present

Lawrence S. Kash                   Dreyfus Investment                    Director                   4/97 - 12/99
Vice Chairman                      Advisors, Inc.++

                                   Dreyfus Brokerage Services, Inc.      Chairman                   11/97 - 2/99
                                   401 North Maple Ave.                  Chief Executive Officer    11/97 - 2/98
                                   Beverly Hills, CA

                                   Dreyfus Service Corporation++         Director                   1/95 - 2/99
                                                                         President                  9/96 - 3/99

                                   Dreyfus Precious Metals, Inc.+++      Director                   3/96 - 12/98
                                                                         President                  10/96 - 12/98

                                   Dreyfus Service                       Director                   12/94 - 3/99
                                   Organization, Inc.++                  President                  1/97 -  3/99

                                   Seven Six Seven Agency, Inc. ++       Director                   1/97 - 4/99

                                   Dreyfus Insurance Agency of           Chairman                   5/97 - 3/99
                                   Massachusetts, Inc.++++               President                  5/97 - 3/99
                                                                         Director                   5/97 - 3/99

                                   The Dreyfus Trust Company+++          Chairman                   1/97 - 1/99
                                                                         President                  2/97 - 1/99
                                                                         Chief Executive Officer    2/97 - 1/99
                                                                         Director                   12/94 - Present

                                   The Dreyfus Consumer Credit           Chairman                   5/97 - 6/99
                                   Corporation++                         President                  5/97 - 6/99
                                                                         Director                   12/94 - 6/99

                                   Founders Asset Management, LLC****    Member, Board of Managers  12/97 - Present

                                   The Boston Company Advisors,          Chairman                   12/95 - Present
                                   Inc.                                  Chief Executive Officer    12/95 - Present
                                   Wilmington, DE                        President                  12/95 - Present

Lawrence S. Kash                   The Boston Company, Inc.*             Director                   5/93 - Present
Vice Chairman                                                            President                  5/93 - Present
And Director (Continued)
                                   Mellon Bank, N.A.+                    Executive Vice President   6/92 - Present

                                   Laurel Capital Advisors, LLP+         Chairman                   1/98 - 8/98
                                                                         Executive Committee        1/98 - 8/98
                                                                         Member
                                                                         Chief Executive Officer    1/98 - 8/98
                                                                         President                  1/98 - 8/98


                                   Laurel Capital Advisors, Inc. +       Trustee                    12/91 - 1/98
                                                                         Chairman                   9/93 - 1/98
                                                                         President and CEO          12/91 - 1/98

                                   Boston Group Holdings, Inc.*          Director                   5/93 - Present
                                                                         President                  5/93 - Present


Martin G. McGuinn                  Mellon Financial Corporation+         Chairman                   1/99 - Present
Director                                                                 Chief Executive Officer    1/99 - Present
                                                                         Director                   1/98 - Present
                                                                         Vice Chairman              1/90 - 1/99


                                   Mellon Bank, N. A. +                  Chairman                   3/98 - Present
                                                                         Chief Executive Officer    3/98 - Present
                                                                         Director                   1/98 - Present
                                                                         Vice Chairman              1/90 - 3/98

                                   Mellon Leasing Corporation+           Vice Chairman              12/96 - Present

                                   Mellon Bank (DE) National             Director                   4/89 - 12/98
                                   Association
                                   Wilmington, DE

                                   Mellon Bank (MD) National             Director                   1/96 - 4/98
                                   Association
                                   Rockville, Maryland


J. David Officer                   Dreyfus Service Corporation++         Executive Vice President   5/98 - Present
Vice Chairman                                                            Director                   3/99 - Present
And Director
                                   Dreyfus Service Organization, Inc.++  Director                   3/99 - Present

                                   Dreyfus Insurance Agency of           Director                   5/98 - Present
                                   Massachusetts, Inc.++++

                                   Dreyfus Brokerage Services, Inc.      Chairman                   3/99 - Present
                                   401 North Maple Avenue
                                   Beverly Hills, CA

                                   Seven Six Seven Agency, Inc.++        Director                   10/98 - Present

                                   Mellon Residential Funding Corp. +    Director                   4/97 - Present


                                   Mellon Trust of Florida, N.A.         Director                   8/97 - Present
                                   2875 Northeast 191st Street
                                   North Miami Beach, FL 33180

                                   Mellon Bank, NA+                      Executive Vice President   7/96 - Present

                                   The Boston Company, Inc.*             Vice Chairman              1/97 - Present
                                                                         Director                   7/96 - Present

J. David Officer                   Mellon Preferred Capital              Director                   11/96 - Present
Vice Chairman and                  Corporation*
Director (Continued)
                                   RECO, Inc.*                           President                  11/96 - Present
                                                                         Director                   11/96 - Present

                                   The Boston Company Financial          President                  8/96 - Present
                                   Services, Inc.*                       Director                   8/96 - Present

                                   Boston Safe Deposit and Trust         Director                   7/96 - Present
                                   Company*                              President                  7/96 - 1/99



                                   Mellon Trust of New York              Director                   6/96 - Present
                                   1301 Avenue of the Americas
                                   New York, NY 10019

                                   Mellon Trust of California            Director                   6/96 - Present
                                   400 South Hope Street
                                   Suite 400
                                   Los Angeles, CA 90071


                                   Mellon United National Bank           Director                   3/98 - Present
                                   1399 SW 1st Ave., Suite 400
                                   Miami, Florida

                                   Boston Group Holdings, Inc.*          Director                   12/97 - Present

                                   Dreyfus Financial Services Corp. +    Director                   9/96 - Present

                                   Dreyfus Investment Services           Director                   4/96 - Present
                                   Corporation+

Richard W. Sabo                    Founders Asset Management LLC****     President                  12/98 - Present
Director                                                                 Chief Executive Officer    12/98 - Present

                                   Prudential Securities
                                   New York, NY                          Senior Vice President      07/91 - 11/98
                                                                         Regional Director          07/91 - 11/98

Richard F. Syron                   Thermo Electron                       President                  6/99 - Present
Director                           81 Wyman Street                       Chief Executive Officer    6/99 - Present
                                   Waltham, MA 02454-9046

                                   American Stock Exchange               Chairman                   4/94 -6/99
                                   86 Trinity Place                      Chief Executive Officer    4/94 - 6/99
                                   New York, NY 10006

Ronald P. O'Hanley                 Franklin Portfolio Holdings, Inc.*    Director                   3/97 - Present
Vice Chairman
                                   TBCAM Holdings, Inc.*                 Chairman                   6/98 - Present
                                                                         Director                   10/97 - Present

                                   The Boston Company Asset              Chairman                   6/98 - Present
                                   Management, LLC*                      Director                   1/98 - 6/98


                                   Boston Safe Advisors, Inc. *          Chairman                   6/97 - Present
                                                                         Director                   2/97 - Present

                                   Pareto Partners                       Partner Representative     5/97 - Present
                                   271 Regent Street
                                   London, England W1R 8PP

                                   Mellon Capital Management             Director                   5/97 -Present
Ronald P. O'Hanley                 Corporation***
Vice Chairman
(Continued)                        Certus Asset Advisors Corp.**         Director                   2/97 - Present

                                   Mellon Bond Associates+               Trustee                    2/97 - Present
                                                                         Chairman                   2/97 - Present

                                   Mellon Equity Associates+             Trustee                    2/97 - Present
                                                                         Chairman                   2/97 - Present

                                   Mellon-France Corporation+            Director                   3/97 - Present

                                   Laurel Capital Advisors+              Trustee                    3/97 - Present

Mark N. Jacobs                     Dreyfus Investment                    Director                   4/97 - Present
General Counsel,                   Advisors, Inc.++                      Secretary                  10/77 - 7/98
Vice President, and
Secretary                          The Dreyfus Trust Company+++          Director                   3/96 - Present

                                   The TruePenny Corporation++           President                  10/98 - Present
                                                                         Director                   3/96 - Present

                                   Dreyfus Service                       Director                   3/97 - 3/99
                                   Organization, Inc.++


William H. Maresca                 The Dreyfus Trust Company+++          Chief Financial Officer    3/99 - Present
Controller                                                               Treasurer                  9/98 - Present
                                                                         Director                   3/97 - Present

                                   Dreyfus Service Corporation++         Chief Financial Officer    12/98 - Present

                                   Dreyfus Consumer Credit Corp. ++      Treasurer                  10/98 -Present

                                   Dreyfus Investment                    Treasurer                  10/98 - Present
                                   Advisors, Inc. ++

                                   Dreyfus-Lincoln, Inc.                 Vice President             10/98 - Present
                                   4500 New Linden Hill Road
                                   Wilmington, DE 19808

                                   The TruePenny Corporation++           Vice President             10/98 - Present

                                   Dreyfus Precious Metals, Inc. +++     Treasurer                  10/98 - 12/98

                                   The Trotwood Corporation++            Vice President             10/98 - Present

                                   Trotwood Hunters Corporation++        Vice President             10/98 - Present

William H. Maresca                 Trotwood Hunters Site A Corp. ++      Vice President             10/98 - Present
Controller (Continued)
                                   Dreyfus Transfer, Inc.                Chief Financial Officer    5/98 - Present
                                   One American Express Plaza,
                                   Providence, RI 02903

                                   Dreyfus Service                       Treasurer                  3/99 - Present
                                   Organization, Inc.++                  Assistant  Treasurer       3/93 - 3/99

                                   Dreyfus Insurance Agency of
                                   Massachusetts, Inc.++++               Assistant Treasurer        5/98 - Present

William T. Sandalls, Jr.           Dreyfus Transfer, Inc.                Chairman                   2/97 - Present
Executive Vice President           One American Express Plaza,
                                   Providence, RI 02903

                                   Dreyfus Service Corporation++         Director                   1/96 - Present
                                                                         Executive Vice President   2/97 - Present
                                                                         Chief Financial Officer    2/97-12/98

                                   Dreyfus Investment                    Director                   1/96 - Present
                                   Advisors, Inc.++                      Treasurer                  1/96 - 10/98


                                   Dreyfus-Lincoln, Inc.                 Director                   12/96 - Present
                                   4500 New Linden Hill Road             President                  1/97 - Present
                                   Wilmington, DE 19808

                                   Seven Six Seven Agency, Inc.++        Director                   1/96 - 10/98
                                                                         Treasurer                  10/96 - 10/98

                                   The Dreyfus Consumer                  Director                   1/96 - Present
                                   Credit Corp.++                        Vice President             1/96 - Present
                                                                         Treasurer                  1/97 - 10/98

                                   The Dreyfus Trust Company +++         Director                   1/96 - Present

                                   Dreyfus Service Organization,         Treasurer                  10/96- 3/99
                                   Inc.++


                                   Dreyfus Insurance Agency of           Director                   5/97 - 3/99
                                   Massachusetts, Inc.++++               Treasurer                  5/97- 3/99
                                                                         Executive Vice President   5/97 - 3/99

Diane P. Durnin                    Dreyfus Service Corporation++         Senior Vice President -    5/95 - 3/99
Vice President - Product                                                 Marketing and
Development                                                              Advertising Division

Patrice M. Kozlowski               None
Vice President - Corporate
Communications

Mary Beth Leibig                   None
Vice President -
Human Resources

Theodore A. Schachar               Dreyfus Service Corporation++         Vice President -Tax        10/96 - Present
Vice President - Tax
                                   The Dreyfus Consumer Credit           Chairman                   6/99 - Present
                                   Corporation ++                        President                  6/99 - Present

                                   Dreyfus Investment Advisors, Inc.++   Vice President - Tax       10/96 - Present

                                   Dreyfus Precious Metals, Inc. +++     Vice President - Tax       10/96 - 12/98

                                   Dreyfus Service Organization, Inc.++  Vice President - Tax       10/96 - Present

Wendy Strutt                       None
Vice President

Richard Terres                     None
Vice President

Andrew S. Wasser                   Mellon Financial Corporation+         Vice President             1/95 - Present
Vice-President -
Information Systems

James Bitetto                      The TruePenny Corporation++           Secretary                  9/98 - Present
Assistant Secretary
                                   Dreyfus Service Corporation++         Assistant Secretary        8/98 - Present

                                   Dreyfus Investment                    Assistant Secretary        7/98 - Present
                                   Advisors, Inc.++

                                   Dreyfus Service                       Assistant Secretary        7/98 - Present
                                   Organization, Inc.++

Steven F. Newman                   Dreyfus Transfer, Inc.                Vice President             2/97 - Present
Assistant Secretary                One American Express Plaza            Director                   2/97 - Present
                                   Providence, RI 02903                  Secretary                  2/97 - Present

                                   Dreyfus Service                       Secretary                  7/98 - Present
                                   Organization, Inc.++                  Assistant Secretary        5/98 - 7/98




------------------------------------
*     The address of the business so indicated is One Boston Place, Boston, Massachusetts, 02108.
**    The address of the business so  indicated  is One Bush Street,  Suite 450, San Francisco, California 94104.
***   The address of the business so indicated is 595 Market Street, Suite 3000, San Francisco, California 94105.
****  The address of the business so indicated is 2930 East Third Avenue,Denver, Colorado 80206.
+     The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.
++    The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
+++   The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.
++++  The address of the business so indicated is 53 State Street, Boston, Massachusetts 02109
****  The address of the business so indicated is 2930 East Third Avenue,Denver, Colorado 80206.


Item 27.   Principal Underwriters
--------   ----------------------

      (a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

      1)   Comstock Partners Funds, Inc.
      2)   Dreyfus A Bonds Plus, Inc.
      3)   Dreyfus Appreciation Fund, Inc.
      4)   Dreyfus Asset Allocation Fund, Inc.
      5)   Dreyfus Balanced Fund, Inc.
      6)   Dreyfus BASIC GNMA Fund
      7)   Dreyfus BASIC Money Market Fund, Inc.
      8)   Dreyfus BASIC Municipal Fund, Inc.
      9)   Dreyfus BASIC U.S. Government Money Market Fund
      10)  Dreyfus California Intermediate Municipal Bond Fund
      11)  Dreyfus California Tax Exempt Bond Fund, Inc.
      12)  Dreyfus California Tax Exempt Money Market Fund
      13)  Dreyfus Cash Management
      14)  Dreyfus Cash Management Plus, Inc.
      15)  Dreyfus Connecticut Intermediate Municipal Bond Fund
      16)  Dreyfus Connecticut Municipal Money Market Fund, Inc.
      17)  Dreyfus Florida Intermediate Municipal Bond Fund
      18)  Dreyfus Florida Municipal Money Market Fund
      19)  The Dreyfus Fund Incorporated
      20)  Dreyfus Global Bond Fund, Inc.
      21)  Dreyfus Global Growth Fund
      22)  Dreyfus GNMA Fund, Inc.
      23)  Dreyfus Government Cash Management Funds
      24)  Dreyfus Growth and Income Fund, Inc.
      25)  Dreyfus Growth and Value Funds, Inc.
      26)  Dreyfus Growth Opportunity Fund, Inc.
      27)  Dreyfus Debt and Equity Funds
      28)  Dreyfus Index Funds, Inc.
      29)  Dreyfus Institutional Money Market Fund
      30)  Dreyfus Institutional Preferred Money Market Fund
      31)  Dreyfus Institutional Short Term Treasury Fund
      32)  Dreyfus Insured Municipal Bond Fund, Inc.
      33)  Dreyfus Intermediate Municipal Bond Fund, Inc.
      34)  Dreyfus International Funds, Inc.
      35)  Dreyfus Investment Grade Bond Funds, Inc.
      36)  Dreyfus Investment Portfolios
      37)  The Dreyfus/Laurel Funds, Inc.
      38)  The Dreyfus/Laurel Funds Trust
      39)  The Dreyfus/Laurel Tax-Free Municipal Funds
      40)  Dreyfus LifeTime Portfolios, Inc.
      41)  Dreyfus Liquid Assets, Inc.
      42)  Dreyfus Massachusetts Intermediate Municipal Bond Fund
      43)  Dreyfus Massachusetts Municipal Money Market Fund
      44)  Dreyfus Massachusetts Tax Exempt Bond Fund
      45)  Dreyfus MidCap Index Fund 46) Dreyfus Money Market Instruments, Inc.
      47)  Dreyfus Municipal Bond Fund, Inc.
      48)  Dreyfus Municipal Cash Management Plus
      49)  Dreyfus Municipal Money Market Fund, Inc.
      50)  Dreyfus New Jersey Intermediate Municipal Bond Fund
      51)  Dreyfus New Jersey Municipal Bond Fund, Inc.
      52)  Dreyfus New Jersey Municipal Money Market Fund, Inc.
      53)  Dreyfus New Leaders Fund, Inc.
      54)  Dreyfus New York Insured Tax Exempt Bond Fund
      55)  Dreyfus New York Municipal Cash Management
      56)  Dreyfus New York Tax Exempt Bond Fund, Inc.
      57)  Dreyfus New York Tax Exempt Intermediate Bond Fund
      58)  Dreyfus New York Tax Exempt Money Market Fund
      59)  Dreyfus U.S. Treasury Intermediate Term Fund
      60)  Dreyfus U.S. Treasury Long Term Fund
      61)  Dreyfus 100% U.S. Treasury Money Market Fund
      62)  Dreyfus U.S. Treasury Short Term Fund
      63)  Dreyfus Pennsylvania Intermediate Municipal Bond Fund
      64)  Dreyfus Pennsylvania Municipal Money Market Fund
      65)  Dreyfus Premier California Municipal Bond Fund
      66)  Dreyfus Premier Equity Funds, Inc.
      67)  Dreyfus Premier International Funds, Inc.
      68)  Dreyfus Premier GNMA Fund
      69)  Dreyfus Premier Worldwide Growth Fund, Inc.
      70)  Dreyfus Premier Municipal Bond Fund
      71)  Dreyfus Premier New York Municipal Bond Fund
      72)  Dreyfus Premier State Municipal Bond Fund
      73)  Dreyfus Premier Value Equity Funds
      74)  Dreyfus Short-Intermediate Government Fund
      75)  Dreyfus Short-Intermediate Municipal Bond Fund
      76)  The Dreyfus Socially Responsible Growth Fund, Inc.
      77)  Dreyfus Stock Index Fund
      78)  Dreyfus Tax Exempt Cash Management
      79)  The Dreyfus Third Century Fund, Inc.
      80)  Dreyfus Treasury Cash Management
      81)  Dreyfus Treasury Prime Cash Management
      82)  Dreyfus Variable Investment Fund
      83)  Dreyfus Worldwide Dollar Money Market Fund, Inc.
      84)  Founders Funds, Inc.
      85)  General California Municipal Bond Fund, Inc.
      86)  General California Municipal Money Market Fund
      87)  General Government Securities Money Market Fund, Inc.
      88)  General Money Market Fund, Inc.
      89)  General Municipal Bond Fund, Inc.
      90)  General Municipal Money Market Funds, Inc.
      91)  General New York Municipal Bond Fund, Inc.
      92)  General New York Municipal Money Market Fund


                                                             Positions and
Name and principal         Positions and offices with        offices with
business address           the Distributor                   Registrant
__________________         ___________________________       _____________

Marie E. Connolly+         Director, President, Chief        President and
                           Executive Officer and Chief       Treasurer
                           Compliance Officer

Joseph F. Tower, III+      Director, Senior Vice President,  Vice President
                           Treasurer and Chief Financial     and Assistant
                           Officer                           Treasurer

Mary A. Nelson+            Vice President                    Vice President
                                                             and Assistant
                                                             Treasurer

Jean M. O'Leary+           Assistant Vice President,         None
                           Assistant Secretary and
                           Assistant Clerk

William J. Nutt+           Chairman of the Board             None

Stephanie D. Pierce++      Vice President                    Vice President,
                                                             Assistant Secretary
                                                             and Assistant
                                                             Treasurer

Patrick W. McKeon+         Vice President                     None

Joseph A. Vignone+         Vice President                     None


________________________________
 +   Principal business address is 60 State Street, Boston, Massachusetts 02109.
++   Principal business address is 200 Park Avenue, New York, New York 10166.


Item 28.             Location of Accounts and Records
_______              ________________________________

                     1. First Data Investor Services Group, Inc. a subsidiary of First Data Corporation
                           P.O. Box 9671
                           Providence, Rhode Island 02940-9671

                     1.    Bank of New York
                           100 Church Street
                           New York, New York 10286

                     2.    Dreyfus Transfer, Inc.
                           P.O. Box 9671
                           Providence, Rhode Island 02940-9671

                     3.    The Dreyfus Corporation
                           200 Park Avenue
                           New York, New York 10166

Item 29.   Management Services
_______    ___________________

           Not Applicable

Item 30.   Undertakings
_______    ____________

             None

                                   SIGNATURES
                                  ------------


      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 28th day of January, 2000.


                DREYFUS PENNSYLVANIA MUNICIPAL MONEY MARKET FUND

               BY:  /s/Marie E. Connolly
               --------------------------------
               Marie E. Connolly, PRESIDENT

          Pursuant to the requirements of the Securities Act of 1933 this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

        Signatures                       Title                           Date
--------------------------        -------------------------------     ---------

/s/Marie E. Connolly*
                                  President and Treasurer             01/28/00
______________________________    (Principal Executive Officer,
Marie E. Connolly                 Financial and Accounting Officer)

/s/ Joseph S. DiMartino*          Chairman of the Board               01/28/00
------------------------------
Joseph S. DiMartino

/s/David W. Burke*                Board Member                        01/28/00
-----------------------------
David W. Burke

/s/Samuel Chase*                  Board Member                        01/28/00
-----------------------------
Samuel Chase

/s/Gordon J. Davis*               Board Member                        01/28/00
-----------------------------
Gordon J. Davis

/s/Joni Evans*                    Board Member                        01/28/00
-----------------------------
Joni Evans

/s/Arnold S. Hiatt*               Board Member                        01/28/00
----------------------------
Arnold S. Hiatt

/s/Burton N. Wallack*             Board Member                        01/28/00
-----------------------------
Burton N. Wallack


*BY:      /s/Elba Vasquez
             Elba Vasquez,
          Attorney-in-Fact



                           INDEX OF EXHIBITS


Exhibit Item No.         Exhibit

23 (b)                   By-Laws
23 (e)                   Distribution Agreement
23 (j)                   Consent of Ernst & Young LLP, Independent Auditors